As filed with the Securities and Exchange Commission on
                                 April 19, 2002

                           Registration No. 333-39110


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                            ------------------------

                  FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT
                                  (Registrant)

                 FIRST AMERITAS LIFE INSURANCE CORP. of NEW YORK
                                   (Depositor)
                           400 Rella Blvd., Suite 304
                          Suffern, New York 10901-4253
                                 1-800-215-1096
                            ------------------------

                                DONALD R. STADING
                          Secretary and General Counsel
                 First Ameritas Life Insurance Corp. of New York
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                 (402) 467-7465



Title of Securities Being Registered: Securities of Unit Investment Trust
                                     ------------------------------------

         Approximate Date of Proposed Public offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:

                  [ ] Immediately upon filing pursuant to paragraph (b).

                  [X] On May 1, 2002 pursuant to paragraph (b).

                  [ ] 60 days after filing pursuant to paragraph (a)(1).

                  [ ] On            pursuant to paragraph (a)(1) of Rule 485.
                         ----------

                             RECONCILIATION AND TIE
                 BETWEEN ITEMS IN FORM N-8B-2 AND THE PROSPECTUS

  Item No. of
  Form N-8B-2   Caption In Prospectus

      1         Cover Page
      2         Cover Page
      3         Not Applicable
      4         Distribution of the Policies
      5         First Ameritas Variable Life Separate Account
      6         First Ameritas Variable Life Separate Account
      7         Not Required
      8         Not Required
      9         Legal Proceedings
     10         Summary; Addition, Deletion of  Substitution  of
                Investments; Policy  Benefits; Policy Rights; Payment
                and  Allocation of Premiums; General Provisions; Voting
                Rights
     11         Summary; The Funds
     12         Summary; The Funds
     13         Summary; The Funds - Charges and Deductions
     14         Summary; Payment and Allocation of Premiums
     15         Summary; Payment and Allocation of Premiums
     16         Summary; The Funds
     17         Summary, Policy Rights
     18         The Funds
     19         General Provisions; Voting Rights
     20         Not Applicable
     21         Summary; Policy Rights, Loan Benefits; General Provisions
     22         Not Applicable
     23         Safekeeping of the Separate Account's Assets
     24         General Provisions
     25         First Ameritas Life Insurance Corp. of New York
     26         Not Applicable
     27         First Ameritas Life Insurance Corp. of New York
     28         Executive Officers and Directors of First Ameritas; First
                Ameritas Life Insurance Corp. of New York
     29         First Ameritas Life Insurance Corp. of New York
     30         Not Applicable
     31         Not Applicable
     32         Not Applicable
     33         Not Applicable
     34         Not Applicable
     35         Not Applicable
     36         Not Required
     37         Not Applicable
     38         Distribution of the Policies
     39         Distribution of the Policies
     40         Distribution of the Policies
     41         Distribution of the Policies

  Item No. of
  Form N-8B-2   Caption In Prospectus

     42         Not Applicable
     43         Not Applicable
     44         Accumulation Value; Payment and Allocation of Premium
     45         Not Applicable
     46         The Funds; Accumulation Value
     47         The Funds
     48         State Regulation of First Ameritas
     49         Not Applicable
     50         The Separate Account
     51         Cover Page; Summary; Policy Benefits; Payment and Allocation of
                Premiums, Charges and Deductions
     52         Addition, Deletion or Substitution of Investments
     53         Summary; Federal Tax Matters
     54         Not Applicable
     55         Not Applicable
     56         Not Required
     57         Not Required
     58         Not Required
     59         Financial Statements

PROSPECTUS: May 1, 2002

OVERTURE ENCORE II(sm)
Flexible Premium

Variable Universal Life Insurance Policy
                                   First Ameritas Variable Life Separate Account


     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and in how to invest your Policy value. The value of your Policy will go up or down based on the investment performance of the variable investment options you choose. The amount of the death benefit can also vary as a result of investment performance.

     You may allocate all or part of your Policy value among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in non-publicly traded portfolios from these series funds:

------------------------ ------------------------------------------- ------------------------------------------------
                              Series Fund issuing the Subaccount
    Referred to as:                 underlying portfolios:                    Portfolio Advisor - Subadvisors
------------------------ ------------------------------------------- ------------------------------------------------
ALGER                    The Alger American Fund                     Fred Alger Management, Inc.
------------------------ ------------------------------------------- ------------------------------------------------
AMERICAN CENTURY         American Century Variable Portfolios, Inc.  American Century Investment Management, Inc.
------------------------ ------------------------------------------- ------------------------------------------------
AMERITAS PORTFOLIOS      Calvert Variable Series, Inc. Ameritas      Ameritas Investment Corp.
                         Portfolios                                  -Fred Alger Management, Inc. (Fred Alger)
                                                                     -David L. Babson & Company Inc. (Babson)
                                                                     -Calvert Asset Management Company,
                                                                     Inc.(Calvert)
                                                                     -John McStay Investment Counsel (McStay)
                                                                     -Massachusetts Financial Services Company (MFS
                                                                     Co.)
                                                                     -Harris Associates, Inc. (Harris/Oakmark)
                                                                     -State Street Global Advisors (State Street)
------------------------ ------------------------------------------- ------------------------------------------------
CALVERT PORTFOLIOS       Calvert Variable Series, Inc. Calvert       Calvert Asset Management Company, Inc.
                         Portfolios
------------------------ ------------------------------------------- ------------------------------------------------
FIDELITY                 Variable Insurance Products: Service        Fidelity Management & Research Company
                         Class 2
------------------------ ------------------------------------------- ------------------------------------------------
INVESCO FUNDS            INVESCO Variable Investment Funds, Inc.     INVESCO Funds Group, Inc.
------------------------ ------------------------------------------- ------------------------------------------------
MFS                      MFS Variable Insurance Trust                Massachusetts Financial Services Company
------------------------ ------------------------------------------- ------------------------------------------------
MORGAN STANLEY           The Universal Institutional Funds, Inc.     Morgan Stanley Investment  Management, Inc.
                                                                     dba "Van Kampen"
------------------------ ------------------------------------------- ------------------------------------------------
SALOMON BROTHERS         Salomon Brothers Variable Series Funds      Salomon Brothers Asset Management Inc.
                         Inc.
------------------------ ------------------------------------------- ------------------------------------------------
SUMMIT PINNACLE SERIES   Summit Mutual Funds, Inc. Summit Pinnacle   Summit Investment Partners, Inc.
                         Series
------------------------ ------------------------------------------- ------------------------------------------------
THIRD AVENUE             Third Avenue Variable Series Trust          EQSF Advisers, Inc.

You may also allocate all or part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

     A registration statement including other information about us and the Policy is on file with the Securities and Exchange Commission ("SEC"). For a free copy, access it on the SEC's Web site (www.sec.gov, Edgar "Search for Company Filings," "Quick Forms Lookup" and type in "First Ameritas"). You can also ask for it from the SEC's office in Washington, D.C.; they may charge you a fee.

     Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

           The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the
                 Policy. Any representation to the contrary is a
                                criminal offense.

          NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

          First Ameritas Life Insurance Corp. of New York (we, us, our)
                Direct application & related questions to us at:
             400 Rella Blvd, #304, Suffern, NY 10901. 1-877-380-1586
                            Direct all else to us at:
            Service Center, P.O. Box 82550, Lincoln, Nebraska 68501.
                    1-800-745-1112. www.newyork.ameritas.com
                           ------------------------

TABLE OF CONTENTS                                        Begin on Page

     DEFINED TERMS...............................................3
     POLICY SUMMARY..............................................4
     CHARGES & CREDITS TABLES....................................6
     IMPORTANT POLICY PROVISIONS.................................9
         Policy Application and Issuance
         Policy Value
         Misstatement of Age or Sex
         Suicide
         Incontestability
         Telephone Transactions
         Lapse and Grace Periods (Guaranteed Death Benefit)
         Reinstatement
         Delay of Payments or Transfers
         Beneficiary
         Minor Owner or Beneficiary
         Optional Features
         Policy Changes
         "Free Look" Rights
     INVESTMENT OPTIONS.........................................14
         Separate Account Variable Investment Options
         Fixed Account Fixed Interest Rate Option
         Transfers
         Third-Party Services
         Systematic Transfer Programs
           (Dollar Cost Averaging, Portfolio Rebalancing,
           Earnings Sweep)
     CHARGES & CREDITS..........................................18
         Deduction from Premium (Premium Charge for Taxes)
         Monthly Deductions from Policy Value
           (Administrative Charges; Cost of Insurance Charge)
         Daily Deduction from Separate Account Assets
           (Risk Charge, Portfolio Charges)
         Transaction Charges
           (Surrender Charge, Partial Withdrawal Charge, Transfer Fee) Waiver of Certain Charges
     POLICY DISTRIBUTIONS.......................................21
         Death Benefit
         Maturity Benefit
         Policy Loans
         Full Surrender
         Partial Withdrawal
         Payment of Policy Proceeds
     TAX MATTERS................................................26
         Life Insurance Qualification
         Tax Treatment of Loans & Other Distributions
         Other Policy Owner Tax Matters
     MISCELLANEOUS..............................................29
         About Our Company
         Distribution of the Policies
         Voting Rights
         Distribution of Materials
         Advertising
         Legal Proceedings
         Independent Auditors
         Our Management
     APPENDIX A: Variable Investment Option Portfolios..........A:1
     APPENDIX B:  Optional Features.............................B:1
     FINANCIAL STATEMENTS: Corporate............................F-I-1
     FINANCIAL STATEMENTS: Separate Account.....................F-II-1
     If You Have Questions / Illustrations/ Reports to You...Last Page


Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                               First Ameritas Life
                           Insurance Corp. of New York
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-6153
                            www.newyork.ameritas.com

          Express mail packages should be sent to our street address, not our P.O. Box address.

Initial Application and questions regarding it should be directed to us at:

                              400 Rella Blvd, # 304
                                Suffern, NY 10901
                            Telephone: 1-877-380-1586
                               Fax: 1-845-357-3612

Sending Forms, Written Notice and Written Requests in "Good Order." If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order". We can only act upon requests that are received in good order.

Remember, the Correct Form is important for us to accurately process your Policy elections and changes. Many can be found on our website "on-line services" site. Or, call us at our toll-free number and we'll send you the form you need

                            Make checks payable to:
               "First Ameritas Life Insurance Corp. of New York"

DEFINED TERMS

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the total Policy value less outstanding loans and loan interest, less any applicable surrender charge, and less any due but unpaid Policy charges.

Fixed Account is the portion of Policy value allocated to our general account and receiving a fixed rate of interest guaranteed by us.

Guaranteed Death Benefit is the initial specified amount of insurance guaranteed for the Guaranteed Death Benefit period stated in your Policy so long as Guaranteed Death Benefit Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

Maturity Date is the Policy Anniversary nearest the insured's 100th birthday.

Owner, You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the Policy Date of your Policy.

Premium

   Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during the optional Guaranteed Death Benefit Period so long as other Policy provisions are met, even if the Cash Surrender Value is zero or less.

   Minimum Initial Premium is equal to 1/12th of the first year Guaranteed Death Benefit Premium for at least $100,000 of specified amount of insurance coverage, times the number of months between the Policy Date and the date the Policy is issued plus one month.

   Minimum Premium is the amount of premium which, if paid monthly in advance, will keep your Policy in force.

   Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Subaccount is a variable investment option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

We, Us, Our, First Ameritas, FALIC - First Ameritas Life Insurance Corp. of New York.

Written Notice or Request -- Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at FALIC, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-6153. Call us if you have questions about what form or information is required.

           This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. The Policy, and certain
           features described in this prospectus, may not be available in all states.

              No one is authorized to give information or make any
       representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

POLICY SUMMARY

         This section is only a summary. Please read each section of this prospectus for additional detail.

         The OVERTURE ENCORE II Policy is flexible premium variable universal life insurance. The Policy pays a death benefit to the Policy beneficiary upon the insured's death prior to the Maturity Date, or pays a Cash Surrender Value to you if you surrender the Policy. A maturity benefit is paid as of the Maturity Date. The insured cannot be over age 80 on the insured's birthday nearest the Policy issue date. We will only issue the Policy for an initial specified amount of insurance coverage of $50,000 or more ($100,000 for preferred underwriting rates).

         You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. You may allocate Policy premium and value among several different variable investment options where you can gain or lose money on your investment, or to a fixed rate option where we guarantee you will earn a fixed rate of interest. You can take out a Policy loan, make a partial withdrawal, or surrender your Policy completely, subject to certain restrictions. However, loans and surrenders may be subject to income tax and penalty tax.

         Your Policy value and Death Benefit will go up or down as a result of the investment experience of your Policy value allocated to the variable investment options. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Policy value is not enough to pay the Policy's Charges. However, your Policy will not lapse during the Guaranteed Death Benefit Period (which varies by the insured's issue age and rate class) if you meet the Guaranteed Death Benefit Premium requirements. Your Policy's Death Benefit will never be less than the then current specified amount of insurance coverage less any outstanding Policy loans and unpaid loan interest.

         Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

         COMPARISON TO OTHER POLICIES AND INVESTMENTS

         Compared to other life insurance. The Policy is like fixed-benefit life insurance except for its variable investment features, the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit. Another difference is that the Policy value and death benefit may vary to reflect the investment experience of the variable investment options you select, so you have both the investment risk (including possible loss of value) and opportunity, not us.

         A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis while providing benefits such as life insurance protection through death benefits, lifetime income payments, and the potential for tax-free income during the insured's life.

         Compared to mutual funds. Although the Separate Account variable investment options' underlying portfolios operate like publicly traded mutual funds and have the same investment risks, in many ways the Policy is different. Unlike publicly traded mutual funds, the Policy has these features:

o Provides insurance protection through a death benefit based on the insured's life.
o Can lapse with no value, if your Policy value is not enough to pay charges or loan interest, unless the terms for a Guaranteed Death Benefit are met.
o Can provide settlement option payments for the rest of your life or for some other period.
o You can transfer money from one underlying investment portfolio to another without tax liability.
o Dividends and capital gains distributed by the variable investment options' underlying portfolios are automatically reinvested and are reflected in the portfolio's value.
o Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
o Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although (a) such earnings are exempt from taxation if received as a death benefit and (b) taxation of them is deferred until such earnings are distributed as a full surrender or partial withdrawal.
o If the Policy becomes a "modified endowment contract," as defined by tax law, then (a) there would be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals are deemed to come from earnings first (taxable), then from premium; and (c) loans are treated the same as withdrawals.
o You have a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state (see the cover of your Policy).
o We, not you, own the shares of the variable investment option's underlying portfolios. You have interests in the Separate Account Subaccounts that invest in the underlying portfolios that you select.

         POLICY OPERATION & FEATURES

Premiums
o Minimum Initial Premium: The minimum premium required to purchase the level of initial specified amount of life insurance coverage you select.
o Ongoing premium: no less than the premium required to keep coverage in effect. We will notify you if premium will exceed tax limits for life insurance and /or cause the Policy to become a "modified endowment contract."
o The Policy matures on the Policy Anniversary date nearest the insured's age 100.

Charges Deducted from Premium
o    Premium charge for taxes: currently 3.5% of premium.

Investment Options
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer between investments, subject to limits. Asset allocation, dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Charges Deducted from Assets
(See CHARGES & CREDITS TABLES on next pages.)

Deductions from entire Policy value:
o    Administrative expense charges
o    Cost of insurance charge
o    Surrender and partial withdrawal charges, if any.
o    Charges for selected optional features.

Deductions from Separate Account assets only:
o    Mortality and expense risk charge.
o    Underlying portfolio investment advisory charges and operating expenses.

Loans
o You may borrow a limited amount of Policy value. Each loan must be at least $200. Interest accrues on outstanding loan amounts. After the 10th Policy Year, loans at a lower interest may be available.

Surrenders
o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES & CREDITS TABLES, next page.

                      -----------------
                        Premiums to
                        Your Policy
                      -----------------
---------------------------------------------------------
      First Ameritas Variable Life Insurance Corp.
                      of New York
---------------------------------------------------------
                 Charges Deducted from Premium
---------------------------------------------------------
                   Investment Options
-------------- -- ---------------------------------------
    Fixed
   Account        First Ameritas Variable Life Separate
                                 Account
Policy value
 receives a            Variable Investment Options
 guaranteed       Policy value may vary daily depending
    fixed           upon the investment performance of
  interest              the underlying portfolios.
    rate.
-------------- -- ---------------------------------------
                             The Subaccounts
-------------- --
-------------- -- ------------ ------------- ------------
                       A            B           Etc.
-------------- -- ------------ ------------- ------------
                  Underlying    Underlying      Etc.
                  Portfolio A  Portfolio B
--------------    ------------ ------------- ------------
            Charges (Deductions from Assets)
---------------------------------------------------------
                                              Death

                       Surrender all        Benefits:
      Loans              or part of        Option A or
                         the Policy          Option B
-------------------    ---------------    ---------------
                       ----------------------------------
                            Paid in Annuity Income
                                  or Lump Sum
                       ----------------------------------

Death Benefit

o If you meet Guaranteed Death Benefit premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero.
o    Two death benefit options are available:
     Option A: essentially a level death benefit that includes total Policy value within the specified amount; or Option B: pays the total Policy value in addition to the specified amount. Death Benefit proceeds are reduced by any Policy loan balance, unpaid loan interest, and any monthly deductions due but unpaid at death.
     See the POLICY DISTRIBUTIONS: Death Benefits section for details.

Settlement Income
o Amounts surrendered or death benefit proceeds can be paid out under several different payment options.

CHARGES & CREDITS TABLES

     The following table is a summary. See the CHARGES & CREDITS section of this Prospectus for more detail.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Guaranteed
Charges                                                                                 Current          Maximum
---------------------------------------------------------------------------------------------------------------------
DEDUCTED FROM PREMIUM
---------------------------------------------------------------------------------------------------------------------
'    PREMIUM CHARGE FOR TAXES (% of each premium)                                        3.50%          5.00%
---------------------------------------------------------------------------------------------------------------------
MONTHLY DEDUCTIONS FROM POLICY VALUE
---------------------------------------------------------------------------------------------------------------------
'    ADMINISTRATIVE CHARGE                                                               $5.00        $9.00 1st Yr.
                                                                                                      $8.00 2nd+Yrs.
---------------------------------------------------------------------------------------------------------------------
'    COST OF INSURANCE  (deducted monthly from total Policy value)                      varies(1)      varies(1)
---------------------------------------------------------------------------------------------------------------------
'    COST OF OPTIONAL FEATURES  (deducted monthly from total Policy value)
         - Guaranteed Death Benefit Rider  (* minimum premium requirements apply)        -*NONE        -*NONE
         - Waiver of Deductions Rider                                                  -varies(1)    - varies(1)
         - Other optional features: See Appendix B and ask for a Policy illustration or see your Policy for charges for optional benefits you may select.
----------------------------------------------------------------------------------------------------------------------
DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS
----------------------------------------------------------------------------------------------------------------------
'    RISK CHARGE (for mortality and expense risk)                        Years 1-4:       0.70%          0.90%
         (deducted daily from Separate Account Assets                    Years 5-20:      0.45%          0.90%
         only to equal the annual % shown)                               Years 21+:       0.30%          0.65%

----------------------------------------------------------------------------------------------------------------------
TRANSACTION CHARGES
---------------------------------------------------------------------------------- ---------- ---------- -------------
'    SURRENDER CHARGE (deducted from total Policy value upon a full surrender)
         * varies in amount and duration by insured's sex, issue age, risk
         class, and the amount of time you have had your Policy. May apply for                           Same as
         up to 14 years. The highest aggregate surrender charge is $40 for each         *varies          current
         $1,000 of specified amount of insurance coverage.  Taxes and penalties may also apply.  Ask for a Policy illustration or see your Policy for these charges applicable to you.
----------------------------------------------------------------------------------------------------------------------
'    PARTIAL WITHDRAWAL CHARGE (lesser of % of withdrawal amount or dollar amount)    2%, or $25       2%, or $25
----------------------------- ----------------------------------------------------------------------------------------
'    TRANSFER FEE         ' First 15 transfers per Policy Year                            NONE          Same as
       (per transfer)     ' Over 15 transfers in one Policy Year, we may charge...        $10           current
----------------------------------------------------------------------------------------------------------------------

(1) varies by insured's sex, issue age, risk class and specified amount of insurance coverage. Ask for a Policy illustration or see your Policy for the charge applicable to you.

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Guaranteed
                                                                                             Current     Maximum
 INTEREST                                                                        Credited    Charge      Charge
----------------------------------------------------------------------------------------------------------------------
'    FIXED ACCOUNT                                                               At least
        * Guaranteed minimum annual effective rate.  We may credit a higher       3.50%*       N/A         N/A
          current rate.
----------------------------------------------------------------------------------------------------------------------
'    LOAN ACCOUNT  (effective annual rates)
        Regular Loans                                                             3.50%        5.50%      6.00%
        Reduced Rate Loans  (available only after the 10th Policy Year)           3.50%        3.50%      4.00%
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PORTFOLIO ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------------------------

  The following chart shows the expenses charged in the year 2001 by each Subaccount portfolio based on that portfolio's average daily net assets. We deduct applicable Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the underlying portfolios was provided by each portfolio's adviser and was not independently verified by us.

------------------------------------------------------------------------------------------------------------------------
                                                                              Total                     Total Expenses
    Subaccount'underlying                    Management  12b-1    Other       Fund     Waivers and    after waivers and
    Portfolio Name                              Fees     Fees     Fees        Fees      Reductions    reductions, if any
------------------------------------------------------------------------------------------------------------------------
ALGER
o     Alger American Balanced                  0.75%       -      0.10%       0.85%         -            0.85%
o     Alger American Leveraged AllCap          0.85%       -      0.07%       0.92%         -            0.92%
AMERICAN CENTURY                                           -
o     VP Income & Growth                       0.70%       -         -        0.70%         -            0.70%
AMERITAS PORTFOLIOS (subadvisor) (1)
o     Ameritas Growth (Fred Alger)             0.80%       -      0.10%       0.90%       0.01%          0.89%
o     Ameritas Income & Growth (Fred Alger)    0.68%       -      0.12%       0.80%       0.02%          0.78%
o     Ameritas MidCap Growth (Fred Alger)      0.85%       -      0.11%       0.96%       0.02%          0.94%
o     Ameritas Small Company Equity (Babson)   1.17%       -      1.21%       2.38%       0.88%          1.50%
o     Ameritas Money Market (Calvert)          0.25%       -      0.13%       0.36%       0.02%          0.34%(2)
o     Ameritas Small Capitalization (McStay)   0.90%       -      0.21%       1.11%       0.11%          1.00%
o     Ameritas Emerging Growth (MFS Co.)       0.80%       -      0.41%       1.21%       0.26%          0.95%
o     Ameritas Growth With Income (MFS Co.)    0.80%       -      0.52%       1.32%       0.34%          0.98%
o     Ameritas Research (MFS Co.)              0.80%       -      0.61%       1.41%       0.45%          0.96%
o     Ameritas Select (Harris/Oakmark)         0.97%       -      0.48%       1.45%         -            1.45%
o     Ameritas Index 500 (State Street)        0.29%       -      0.15%       0.44%       0.06%          0.38%
CALVERT PORTFOLIOS
o     CVS Income                               0.70%              0.50%       1.20%       0.22%          0.98%(3)
o     CVS Social Balanced                      0.70%       -      0.18%(4)    0.88%         -            0.88%
o     CVS Social Equity                        0.70%              0.64%       1.34%       0.36%          0.98%(3)
o     CVS Social International Equity          1.10%       -      0.51%(4)    1.61%         -            1.61%
o     CVS Social Mid Cap Growth                0.90%       -      0.23%(4)    1.13%         -            1.13%
o     CVS Social Small Cap Growth              1.00%       -      0.39%(4)    1.39%         -            1.39%
FIDELITY (Service Class 2)
o     VIP Asset Manager                        0.53%    0.25%     0.12%       0.90%         -            0.90%(5)
o     VIP Asset Manager: Growth                0.58%    0.25%     0.17%       1.00%         -            1.00%(5)
o     VIP Contrafund(R)                        0.58%    0.25%     0.11%       0.94%         -            0.94%(5)
o     VIP Equity-Income                        0.48%    0.25%     0.11%       0.84%         -            0.84%(5)
o     VIP Growth                               0.58%    0.25%     0.10%       0.93%         -            0.93%(5)
o     VIP High Income                          0.58%    0.25%     0.15%       0.98%         -            0.98%
o     VIP Investment Grade Bond                0.43%    0.25%     0.14%       0.82%         -            0.82%
o     VIP Overseas                             0.73%    0.25%     0.20%       1.18%         -            1.18%(5)
INVESCO FUNDS
o     VIF-Dynamics(6)                          0.75%       -      0.33%       1.08%         -            1.08%
MFS
o     New Discovery                            0.90%       -      0.19%(7)(8) 1.09%       0.03%          1.06%
o     Strategic Income                         0.75%       -      0.37%(7)(8) 1.12%       0.20%          0.92%
o     Utilities                                0.75%       -      0.18%(7)    0.93%         -            0.93%
MORGAN STANLEY
o     Emerging Markets Equity                  1.25%       -      0.87%       2.12%       0.27%          1.85%(9)
o     Global Value Equity                      0.80%       -      0.48%       1.28%       0.13%          1.15%(9)
o     International Magnum                     0.80%       -      0.54%       1.34%       0.18%          1.16%(9)
o     U.S. Real Estate                         0.80%       -      0.35%       1.15%       0.05%          1.10%(9)
SALOMON BROTHERS
o     Variable Capital                         0.85%       -      0.17%       1.02%       0.02%(10)      1.00%
SUMMIT PINNACLE SERIES(11)
o     Nasdaq-100 Index                         0.35%      -       0.30%       0.65%         -            0.65%
o     Russell 2000 Small Cap Index             0.35%      -       0.40%       0.75%         -            0.75%
o     S&P MidCap 400 Index                     0.30%      -       0.30%       0.60%         -            0.60%
THIRD AVENUE
o     Third Avenue Value (12)                  0.90%      -       0.40%       1.30%         -            1.30%

(1) The portfolio adviser (AIC) has contractually agreed to limit annual portfolio operating expenses through December 31, 2002, as reflected above, except for Ameritas Select, which has a cap of 1.50%.

(2) AIC may recapture fees waived and/or reimbursed for the Ameritas Money Market portfolio. Such recapture is permitted, after taking into account the fee recapture, only to the extent that the expense ratio of the Ameritas Money Market portfolio does not exceed 0.36%. The adviser may recapture fees until December 31, 2002, the expiration of the recapture period.

(3) Expenses are based on estimates for the portfolio's upcoming fiscal lyear. The adviser has contractually agreed to limit annual portfolio operating expenses to 0.98% for the fiscal year ending December 31, 2002.

(4) "Other Fees" reflect an indirect fee resulting from the portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be as follows:

                  CVS Social Balanced                        0.87%
                  CVS Social International Equity            1.54%
                  CVS Social Mid Cap Growth                  1.10%
                  CVS Social Small Cap Growth                1.22%

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the fund prospectus for details.

(6) The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 1.05%. This arrangement may be discontinued by the fund's manager at any time.

     The fund's actual other expenses and total annual fund operating expenses were lower than the figures shown because the custodian fees were reduced under an expense offset arrangement. Certain expenses of the INVESCO portfolios were absorbed voluntarily by INVESCO in order to ensure that expenses for the fund, excluding any expense offset arrangements, did not exceed the "Total Expenses" stated in the table. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the fund's other and total annual fund operating expenses were insignificant for the year ended December 31, 2001.

(7) Each MFS portfolio has an expense offset arrangement which reduces the portfolio's custodian fee based upon the amount of cash maintained by the portfolio with its custodian and dividend disbursing agent. Each portfolio may enter into other such arrangements and directed brokerage arrangements, (which would also have the effect of reducing the portfolio's expenses). "Other Fees" do not take into account these expense reductions and are therefore higher than the actual expenses of the portfolio. Had these fee reductions been taken into account, "Total Expenses (reflecting waivers and/or reimbursements, if any)" would be lower and would equal:

                  New Discovery                              1.05%
                  Strategic Income                           0.90%
                  Utilities                                  0.92%

(8) MFS has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Series and MFS Strategic Income portfolios such that each portfolio's "Other Fees" (after taking into account the expense offset arrangement described at (6), above) do not exceed 0.15% of the average daily net assets of the portfolio during the current fiscal year. The MFS Utilities portfolio has no such limitation. These contracted contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the portfolio.

(9) The portfolio's investment adviser has voluntarily agreed to reduce its management fee and/or reimburse each portfolio so that total annual operating expenses for each portfolio will not exceed:

                  Emerging Markets Equity                    1.75%
                  Global Value Equity                        1.15%
                  International Magnum                       1.15%
                  U.S. Real Estate                           1.10%

     The investment adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

     In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the portfolio's total expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown above.

     For the year ended December 31, 2001, after giving effect to the above voluntary management fee waiver and/or expense reimbursement, the total expenses for each portfolio, including certain investment related expenses, were as stated in the table.

(10) The manager voluntarily reimbursed the fund for certain expenses during the period ended December 31, 2001. Without this reimbursement, the fund's Total Expenses would have been 1.2702%. The manager may discontinue the waiver at any time.

(11) Total operating expenses in excess of those stated for each Summit portfolio are paid by the investment adviser. The S&P MidCap 400(R) Index is a trademark of The McGraw-Hill Companies, Inc. The Nasdaq-100(R) Index is a trademark of The Nasdaq Stock Market, Inc. The Russell 2000(R) Index is a trademark of the Frank Russell Company. These trademarks have been licensed for use by Summit Mutual Funds. The Funds are not sponsored, endorsed, sold or promoted by any of the licensing organizations, and they make no representation or warranty regarding the Funds, and bear no liability with respect to the Funds.

(12) Under current arrangements, whenever, in any fiscal year, the portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the portfolio's average net assets, the adviser is obligated to reimburse the portfolio in an amount equal to that excess.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

We may receive administrative fees from the investment advisers of certain portfolios. We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

IMPORTANT POLICY PROVISIONS

         The OVERTURE ENCORE II Policy is a flexible premium variable universal life insurance policy. Many rights and benefits under the Policy are summarized in this prospectus; however, refer to the Policy itself for the actual and complete terms of the Policy. You may obtain a sample copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid as a death benefit or maturity benefit, or until it lapses because premiums paid and its Policy value are insufficient to keep the Policy in force and a Guaranteed Death Benefit Period is not in effect, or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan plus unpaid loan interest.

         POLICY APPLICATION AND ISSUANCE

         The insured must not be older than age 80 on the insured's birthday nearest to the Policy Date. To purchase a Policy, you must submit an application, at least the Minimum Initial Premium, and provide evidence of the proposed insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

   Replacing an existing life insurance policy is not always your best choice.
                      Evaluate any replacement carefully.


o        Application in Good Order
         All application questions must be answered, but particularly note these requirements:
          o The Owner's and insured's full name, Social Security number, date of birth, and certain other required information must be included.
          o Your premium allocations must be completed, be in whole percentages, and total 100%.
          o    At least Minimum Initial Premium must be submitted.
          o Your signature and your agent's signature must be on the application.
          o City, state and date the application was signed must be completed.
          o You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we consider relevant).
          o    If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
          o    There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
          o    Your agent must be both properly licensed and appointed with us.

o        Premium Requirements
         Your premium checks should be made payable to "First Ameritas Life Insurance Corp. of New York." We may postpone crediting any payment made by check to your Policy value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

         Initial Premium
          o At least 1/12 of the first year Guaranteed Death Benefit Premium for at least $50,000 of specified amount of insurance coverage, times the number of months between the Policy Date and the Policy issue date.

         Additional Premiums
          o If a premium increases the face amount of coverage, it is subject to evidence of the insured's continued insurability and our underwriting requirements.
          o Must be at least enough to maintain the specified amount of coverage you purchased.
          o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. The Planned Periodic Premium is flexible. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time. However, there may be a no-lapse guarantee as part of our Guaranteed Death Benefit provision, described below.

          o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
          o    Additional premiums are applied pursuant to your current
               allocation instructions, unless you give us different
               instructions by Written Notice or authorized telephone transaction when you make the payment.
          o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

o        Crediting and Allocating Premium
         Once your application is in good order, we will credit your initial net premium (premium less the Premium Charge For Taxes) to the Policy on the date the Policy is issued. All premiums are allocated to the Ameritas Money Market Subaccount until 13 days after the date the Policy is issued to accommodate your State "Right to Examine" rights under the Policy. Then, we will allocate your Policy value to the investment options according to your allocation instructions. If a Policy is not issued, we will return your premium.
         Until your Policy is issued, premium payments received by us are held in our general account and are credited with interest at a rate we determine.

         POLICY VALUE

         On your Policy's date of issue, Policy value equals your initial net premium less these charges deducted from assets for the first month: the administrative charges, cost of insurance, and cost of any optional features. On any Business Day thereafter, your total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and any Loan Account, minus any outstanding charges or loan and loan interest due.

o        Separate Account Value
         Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

          (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the daily mortality and expense risk charge; and this result divided by
          (c) the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

         When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

o        Fixed Account Value
         The Policy value of the Fixed Account on any Business Day equals:
          (a) the Policy value of the Fixed Account at the end of the preceding Policy month; plus
          (b) any net premiums credited since the end of the previous Policy month; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy month; minus
          (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
          (e) any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy month; minus
          (f) the Fixed Account's share of any monthly deductions from Policy value; minus
          (g)  the Fixed Account's share of charges for any optional features;
               plus
          (h)  interest credited on the Fixed Account balance.

         MISSTATEMENT OF AGE OR SEX

         If the age or sex of the insured, or any person insured by a Policy rider, has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for Policy charges and expenses and the cost of any additional benefits at the insured person's correct age or sex.

         SUICIDE

         We will pay only the premiums received, less any partial withdrawals and indebtedness, if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the insured intended suicide at the time coverage was applied for). We will pay only the monthly deductions for an increase in specified amount of insurance coverage if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

         INCONTESTABILITY

         We will not contest the validity of the Policy after it has been in force during the insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the specified amount of insurance coverage after the Policy has been in force during the insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the specified amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

         TELEPHONE TRANSACTIONS

Telephone Transactions Permitted

o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instruction we reasonably believe to be genuine.

         LAPSE AND GRACE PERIOD

o        Lapse

         Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

         This Policy will lapse when Policy Cash Surrender Value is not enough to cover any due but unpaid charges and, where a Policy loan exists, any loan interest due. However, this Policy will not lapse for a guaranteed period if the Guaranteed Death Benefit is in effect. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

                        Lapse of the Policy may result in
                           adverse tax consequences.

o        Guaranteed Death Benefit

         We guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the following rules.

     o If the Policy does lapse, the Guaranteed Death Benefit ends and is not reinstated even if the underlying Policy is reinstated after a grace period;

     o Increases in specified amount of insurance will be reflected in the Guaranteed Death Benefit Premium requirement from the effective date of the change; and

     o Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium required to date.

o        Grace Period

         If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy loans or surrenders. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the insured dies during the grace period, we will deduct Policy charges due but not paid from the death benefit proceeds payable.

         REINSTATEMENT

         If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:

          o    Written application signed by you and the insured;
          o Evidence of the insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
          o    Premium at least equal to the greater of:
               (1) An amount sufficient to bring the Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
               (2) Three times the current Policy Month's monthly deductions adjusted for Percent of Premium Charge for Taxes.
          o Repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

         The effective date of reinstatement will be the Policy Monthly Anniversary date on or following the date the reinstatement is approved.

         The specified amount of the reinstated Policy may not exceed the specified amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the beginning of the grace period that ended in termination of the Policy. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

         The Policy cannot be reinstated once it has been fully surrendered.

         DELAY OF PAYMENTS OR TRANSFERS

         We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

         We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

         BENEFICIARY

         You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable, you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

         If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

         The interest of any beneficiary is subject to that of any assignee.

         MINOR OWNER OR BENEFICIARY

         Generally (and except as provided for in some states) a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. Contrary to common belief, in most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

         OPTIONAL FEATURES

         Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX B - OPTIONAL FEATURES may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value.

         POLICY CHANGES

         Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

         "FREE LOOK" RIGHTS

         Most States give you a limited period of time within which you can cancel your Policy, usually called a "right to examine" or "free look" period. The amount we will refund if you cancel during this period varies, but will always be at least the amount required by the State whose law governs your Policy. The specific terms of your State's "free look" requirements are on the front page of your Policy.

INVESTMENT OPTIONS

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in Appendix A to this prospectus.

     The value of your Policy will go up or down based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.


         SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS (also see Appendix A)

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or First Ameritas. The Separate Account was established as a separate investment account of First Ameritas under New York law on March 21, 2000. Under New York law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

     Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

     You should read the prospectuses for the underlying portfolios together with this prospectus for more information.


                 You bear the risk that the variable investment
                    options you select may fail to meet their
                 objectives, that they could decrease in value,
                       and that you could lose principal.

     Each Subaccount underlying portfolio operates as a separate investment fund, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the series funds which accompany this prospectus.

o        Adding, Deleting, or Substituting Variable Investment Options
         We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to add or change the investment options of the Separate Account, and to eliminate the shares of any Subaccount underlying portfolio and substitute shares of another series fund portfolio. If the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account, we will first notify you and receive any necessary SEC and state approval before making such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Ameritas Money Market Subaccount.

         Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

         FIXED ACCOUNT FIXED INTEREST RATE OPTION

         There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account.

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

         TRANSFERS

         The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. Therefore, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

          Subject to restrictions during the "right to examine period", you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

         Transfer Rules:
          o A transfer is considered any single request to move assets between one or more investment options.
          o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by internet when available.
          o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $100 in a Subaccount or in the Fixed Account, we will include that amount as part of the transfer.)
               - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $100 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
               - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

          o The first 15 transfers each Policy Year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES & CREDITS section of this Prospectus for information about how this charge is applied. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
          o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
               -    may be made only once each Policy Year;
               -    may be delayed up to six months;
               -    is limited during any Policy Year to the greater of:
                    - 25% of the Fixed account value on the date of the transfer during that Policy Year;
                    - the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months; or
                    -    $1,000.
          o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
          o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, to the Ameritas Money Market Subaccount.

         THIRD-PARTY SERVICES

         Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

         SYSTEMATIC TRANSFER PROGRAMS

         Transfers under any systematic transfer program do count toward the 15 free transfer limit.

o        Dollar Cost Averaging Program
         Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Ameritas Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time.

         Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

         Dollar Cost Averaging Rules:
          o There is no additional charge for the Dollar Cost Averaging program.
          o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by internet when available.
          o    Automatic transfers can only occur monthly.
          o The minimum transfer amount out of the Ameritas Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
          o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

          o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month Anniversary following the date the Policy's "right to examine" period ends.
          o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Ameritas Money Market Subaccount or the Fixed Account is less than $100.
          o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

o        Portfolio Rebalancing Program
         The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

         Portfolio Rebalancing Program Rules:
          o There is no additional charge for the Portfolio Rebalancing program.
          o    The Fixed Account is excluded from this program.
          o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by internet when available.
          o You may have rebalancing occur quarterly, semi-annually or annually.
          o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

o        Earnings Sweep Program
         The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         Earnings Sweep Program Rules:
          o    There is no additional charge for the Earnings Sweep program.
          o    The Fixed Account is included in this program.
          o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by internet when available.
          o You may have your earnings sweep quarterly, semi-annually or annually.

CHARGES & CREDITS

         The following repeats and adds to information provided in the CHARGES & CREDITS TABLES section. Please review both Prospectus sections, and the Policy, for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Except as otherwise stated, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options; for such charges, you may instead designate the investment options from which all such charges are to be paid.

         DEDUCTION FROM PREMIUM

o        Premium Charge for Taxes
         Many states and municipalities impose a premium tax on us. We also incur a federal income tax liability (a deferred acquisition cost tax) upon Policy premium collected. We currently deduct 3.50% of each Policy premium payments we receive to cover these expenses, and we guarantee to never deduct more than 5.00%. The actual federal and state taxes that we will pay on any particular Policy may be more or less than the amount we collect.

         MONTHLY DEDUCTIONS FROM POLICY VALUE

         The following charges are deducted from Policy value on each Policy Monthly Anniversary.

o        Administrative Charge

         The Administrative Charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from these charges.

         The Administrative Charge is currently $5.00 per month, and is guaranteed to never exceed $9.00 per month for the first Policy Year and $8.00 per month for the second and following Policy Years.

o        Cost of Insurance Charge
         The cost of insurance charge is for providing insurance protection under the Policy. The amount of this charge varies by the insured's sex, issue age, risk and rate class, specified amount of insurance coverage, and the length of time the Policy has been in force. The cost of insurance charge for an increase in specified amount varies by the insured's age, risk and rate class, and total specified amount of insurance at the time of the increase, and the length of time the Policy increase has been in force. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the guaranteed charges shown in the Policy. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for these charges applicable to you.

The maximum Cost of Insurance each month equals:
-    The "Net Amount at Risk" for the month; multiplied by
- The guaranteed cost of insurance rate per $1,000 of face amount of insurance coverage (which is set forth in the Policy); divided by
-    $1,000.

The Net Amount at Risk in any month equals:
- The death benefit on the Policy Monthly Anniversary, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
- The Policy value on the Policy Monthly Anniversary after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

o        Cost of Optional Features
         The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See APPENDIX B for more information. Optional features may not be available in all states.

         DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS

         The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

o        Risk Charge
         The Risk Charge is for the mortality risks we assume - that insureds may live for shorter periods of time than we estimate, or the Policy value is not enough to keep the Policy in force during the Guaranteed Death Benefit Period - and also compensates us for the Policy expense risks we assume. In Policy Years 1-4, this charge is currently equal to an annual charge of 0.70% of the Policy Separate Account assets; in Policy Years 5-20 the current annual charge is 0.45%, and is guaranteed to never exceed 0.90%. In Policy Years 21+, this charge is currently equal to an annual charge of 0.30% of the Policy Separate Account assets, and is guaranteed to never exceed 0.65%. If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

o        Administrative Expense Charge
         The Administrative Expense Charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. There is currently no charge for Policy Years 1-4. This charge is currently equal to an annual charge of 0.25% of the Policy Separate Account assets for Policy Years 5-20, and 0.15% thereafter. This charge is guaranteed to never exceed 0.25% of the Policy Separate Account assets for all years. If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We do not expect a profit from this charge.

o        Portfolio Charges
         Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolios' last fiscal year, are stated in this prospectus' CHARGES & CREDITS TABLES section and described in more detail in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

         TRANSACTION CHARGES

o        Surrender Charge
         Upon a full surrender from your Policy, we deduct a Surrender Charge from the total Policy value. The amount and duration of this charge varies by the insured's sex, issue age (or attained age at the time of any increase), risk and rate class, specified amount of insurance coverage, and the length of time the Policy has been in force. For example, for a male age 35 at issue and in our best risk and rate class, the Surrender Charge is $8.02 per $1,000 of specified amount of coverage in the first Policy Year, declining to $0.80 per $1,000 in the 14th Year and zero thereafter. Generally, the Surrender Charge is higher the older you are when the Policy is issued. The highest aggregate Surrender Charge is $40 per $1,000 of specified amount of coverage in the first Policy Year, declining to $4.00 per $1,000 in the 14th Year and zero thereafter. The longest Surrender Charge duration is 14 years through issue age 80. The Surrender Charge applies from the Policy issue date as to the initial specified amount of insurance coverage, and from the date of any increase as to increases in the specified amount. Ask for a Policy illustration or see your Policy for these charges applicable to you. Taxes and tax penalties may apply.

o        Partial Withdrawal Charge
         Upon a partial withdrawal from your Policy, we may deduct a Partial Withdrawal Charge that is guaranteed to never be greater than the lesser of (1) 2% of the amount withdrawn, or (2) $25. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

o        Transfer Fee
         We may charge a $10 Transfer Fee for any transfer in excess of 15 transfers per Policy Year. We will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account.

         WAIVER OF CERTAIN CHARGES

         When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

POLICY DISTRIBUTIONS

         The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy.

         DEATH BENEFIT

         Upon the insured's death prior to the Policy Maturity Date, the Policy will pay to the Policy beneficiary:

          (a) the death benefit on the insured's life under the death benefit option in effect; plus
          (b) any additional life insurance proceeds provided by any optional benefit or rider; minus
          (c)  any outstanding Policy debt; minus
          (d) any due and unpaid Policy charges, including deductions for the month of death.
If the insured is alive as of the Policy Maturity Date, we will pay to you the maturity benefit.

         We will pay the death benefit after we receive Due Proof of Death of the insured's death or as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. If neither you nor the beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

A death benefit is payable upon:
        - Your Policy being in force;
        - Our receipt of Due Proof of Death of the Insured;
        - Our receipt of sufficient beneficiary information to make the payment; and
        - Your election of a payment option.

"Due Proof of Death" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

o        Death Benefit Options
         You may choose one of two death benefit options. Option A is in effect unless you elect Option B.

Death Benefit Option A
     If you prefer to have favorable investment performance, if any, reflected in higher Policy value rather than increased insurance coverage, you should generally select Option A.

     Under Option A, the death benefit is the greater of:
     (a) the specified amount of insurance coverage on the insured's date of death; or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).

Death Benefit Option B
     If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy value, you should generally select Option B.
     Under Option B, the death benefit is the greater of:
     (a) the specified amount of insurance coverage on the date of death plus the Policy value; or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).

        ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
            Attained     Corridor     Attained    Corridor    Attained    Corridor    Attained   Corridor
               Age          %            Age         %           Age          %          Age         %
         ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
            20-40         250%
              41          243%          51         178%         61         128%         71         113%
              42          236%          52         171%         62         126%         72         111%
              43          229%          53         164%         63         124%         73         109%
              44          222%          54         157%         64         122%         74         107%
              45          215%          55         150%         65         120%       75-90        105%
              46          209%          56         146%         66         119%         91         104%
              47          203%          57         142%         67         118%         92         103%
              48          197%          58         138%         68         117%         93         102%
              49          191%          59         134%         69         116%        94+         101%
              50          185%          60         130%         70         115%
         ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

o        Changes in Death Benefit Option
         After the first Policy Year, you may change your Policy's death benefit option.

Changes in Death Benefit Option Rules
o    Your request for a change must be by Written Notice.
o You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Monthly Anniversary after we receive (or, if evidence of insurability is necessary, after we approve) your request.
o    There is no fee to change your Policy death benefit option.

o Changing from Option A to Option B: The specified amount is decreased by an amount equal to the total Policy value as of the date of the change (no evidence of insurability is required) or will remain unchanged (evidence of insurability is required). The new death benefit will equal the specified amount plus the Policy value.
o Changing from Option B to Option A: The specified amount of insurance will equal the death benefit on the date of the change or will be levelized at the current amount only.
o The change is only allowed if the new specified amount of insurance meets the requirements set forth in the Change in Specified Amount of Insurance Coverage section, below.

o    Change in Specified Amount of Insurance Coverage
         You may change the current specified amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could cause the Policy to become a Modified Endowment Contract under federal tax law (see this Prospectus' TAX MATTERS section). Any change will take effect on the Policy Monthly Anniversary on or after the date we receive your Written Notice and approve the change.

INCREASE in Coverage Rules
o    No increase is allowed in the first Policy Year.
o    The insured's attained must be 80 or younger.
o A new application, evidence of insurability, and additional premium may be required for the amount of the increase.
o Minimum amount of an increase is $25,000 of specified amount of insurance coverage.
o Cost of insurance charges for the increase will be based upon the insured's attained age and underwriting class at the time of the increase.
o Surrender Charges become applicable to the amount of the increase, measured from the date of the increase. See this Prospectus' CHARGES & CREDITS:
     Transaction Charges section.
o Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this Prospectus' IMPORTANT POLICY PROVISIONS: Lapse and Grace Period - Guaranteed Death Benefit provision).
o Additional premium may be required if Policy value at the time of the increase, minus Surrender Charges, minus outstanding Policy debt, is less than an amount equal to 12 times what the current monthly deductions from Policy value will be reflecting the increase in specified amount of insurance coverage.
o If we approve the increase, but in a rating class different than the original specified amount of insurance coverage or any prior increase, the Guaranteed Death Benefit Period may be adjusted.

DECREASE in Coverage Rules

o No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in specified amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o    The specified amount of coverage after the decrease must be at least:
     -    for insureds in the preferred rate class: $100,000.
     - for insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the specified amount of insurance coverage by first reducing the specified amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial specified amount of insurance coverage.

         MATURITY BENEFIT

If the insured is then alive, this Policy matures upon the Policy Anniversary nearest the insured's 100th birthday (the "Maturity Date"). Your Policy will then end, and we will pay to you the Policy value (not the specified amount of insurance coverage).

         POLICY LOANS

         If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a loan might affect Policy value, Cash Surrender Value and death benefit. If the Policy is a modified endowment contract under tax law, then a Policy loan will be treated as a partial withdrawal for tax purposes. Any loan transaction will permanently affect Policy values, including net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.


--------------------------------------------------------------------------------
Amount You Can Borrow
--------------------------------------------------------------------------------
Standard Policy Loan. After the first Policy Year, you may borrow not less than $200 and up to an amount equal to the Cash Surrender Value, minus guaranteed monthly deductions from Policy value for the rest of the Policy Year, minus interest on Policy debt including the requested loan to the next Policy anniversary.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan. Available after the 10th Policy Year. Amount eligible is 10% of Cash Surrender Value, plus any outstanding Reduced Rate Policy Loan. An amount of any Standard Policy Loan outstanding at the end of the 10th Policy Year up to 10% of the then Cash Surrender Value will be converted to a Reduced Rate Policy Loan from that point forward. Any Standard Policy Loan exceeding this amount will remain a Standard Policy Loan.
--------------------------------------------------------------------------------
Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan. Current net annual loan interest rate of 2%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan. Current net annual loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
Loan Rules

o    The Policy must be assigned to us as sole security for the loan.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest to the Loan Account on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as the Policy value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred rate loans could be treated as distributions rather than loans.
o    We may defer making a loan for up to six months.

         FULL SURRENDER

         While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

         Full Surrender Rules
          o A full surrender request must be by Written Notice on a form provided by us.
          o The applicable Surrender Charge is described in your Policy and the CHARGES & CREDITS section of this Prospectus.
          o Surrenders may be taxable, and a 10% federal tax penalty on gains may apply prior to age 59 1/2. See the TAX MATTERS section of this prospectus for more information.
          o We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

         PARTIAL WITHDRAWAL

         While the insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy value on the date we receive your request if received before 3 p.m. Central Time. Such a reduction will impact the net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.

         If Death Benefit Option A (described above) is in effect, then the current specified amount of insurance coverage as well as Policy value will be reduced by the amount of any partial withdrawal.

         If Death Benefit Option B (described above) is in effect, the Policy value will be reduced by the amount of the partial surrender, but the specified amount of insurance coverage will not change.

Partial Surrender Rules
o    A partial surrender request must be made by Written Notice.
o The applicable Partial Withdrawal Charge is described in your Policy and the CHARGES & CREDITS section of this Prospectus.
o The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the specified amount of insurance coverage after the withdrawal must be at least:
     -    for insureds in the preferred rate class: $100,000.
     - for insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
o    A partial withdrawal is irrevocable.
o Partial withdrawals are made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract. If the Policy is a modified endowment contract, partial withdrawals are made first from earnings, and then from premiums, beginning with the most recent premium payment.
o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount. You may direct us to deduct withdrawal amounts from investment options you elect; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct withdrawals on a pro-rata basis from all Subaccounts and the Fixed Account.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Partial withdrawals may change the Guaranteed Death Benefit Premium requirements. You may request a new illustration of Policy values from us to demonstrate these changes.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

         PAYMENT OF POLICY PROCEEDS

         A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the insured's death, a full surrender or partial withdrawal of Policy value, upon maturity of the Policy, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the insured's death, we will make payment in a lump sum to the beneficiary.

         Rules for Payment of Policy Proceeds
          o You or, after your death your beneficiary, may elect a payment option by completing an election form that can be requested from us at any time.
          o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
          o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (see Selecting a Payment Option, Options C and F).
          o Any payment option chosen will be effective when we acknowledge it.
          o We may require proof of your age or survival or the age or survival of the payee.
          o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.

          o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
          o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

         Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

o        Selecting a Payment Option

         Once fixed payments under a payment option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

         The longer the guaranteed or projected payment option period, the lower the amount of each payment.

         Note: Unless you elect a payment option with a guaranteed period or option A, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

         The payment options for receiving Policy proceeds are:

A. Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.

B. Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

D. Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E. Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   Lump Sum. Proceeds are paid in one sum.

TAX MATTERS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax consideration relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

         LIFE INSURANCE QUALIFICATION

         The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

         Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.

         Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
          o the death benefit should be fully excludable from the beneficiary's gross income; and
          o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

         We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

         Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

        This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

         A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

         TAX TREATMENT OF LOANS & OTHER DISTRIBUTIONS

"Cost Basis in the Policy" means:
       - the total of any premium payments or other consideration paid for the Policy, plus
       - any taxable distributions minus
       - any withdrawals or premiums previously recovered that were not taxable.

         Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy value immediately before the distribution over the cost basis in the Policy at such time.
2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

         Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred rate loans could be treated as distributions rather than loans.

         Neither distributions (including distributions upon surrender) nor loans (except perhaps preferred rate loans) from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

         OTHER POLICY OWNER TAX MATTERS

         Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or beneficiary.

         Interest paid on Policy loans generally is not tax deductible.

         Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

         Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstance.

         The Policy may continue after the insured attains 100. The tax consequence associated with continuing a Policy beyond the maturity date of age 100 are unclear. A tax advisor should be consulted on this issue.

         Diversification requirements. Code Section 817(h) requires investments of the Separate Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

         Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

         Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

         Possible tax law changes. Tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax advisor with respect to possible tax law changes and their effect on your intended use of the Policy.

         No Guarantees Regarding Tax Treatment. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax advisor if you have tax questions about the Policy.

MISCELLANEOUS

         ABOUT OUR COMPANY

Ratings: A.M. Best - A+ (Superior), 2nd highest rating of 15 categories for insurer strength and operating performance.

          Standard & Poor's - AA (Very Strong), 3rd highest rating of 21 categories for insurer financial strength. (First Ameritas Life Insurance Corp. of New York has not been separately rated by these firms. Rather, these ratings reflect a group rating based upon the rating of First Ameritas' parent company, Ameritas Life Insurance Corp. These ratings do not bear on the investment performance of assets held in the Separate Account or on the degree of risk in investments in the Separate Account.)

Award:    1999 Better Business Bureau National Torch Award.
            Ameritas Life Insurance Corp. and its affiliated companies, including First Ameritas, were among only 22 finalists honored by this award for marketplace ethics. We were sited for "demonstrating the highest level of integrity in [our] practice toward customers, employees, suppliers, industry peers, and the communities where [we] do business."

         First Ameritas Life Insurance Corp. of New York issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of New York in 1993. We are a wholly owned subsidiary of Ameritas Life Insurance Corp., Nebraska's first insurance company
- in business since 1887. Our home office address is 400 Rella Blvd, Suite 304, Suffern, New York, 10901 and our Service Office address is 5900 "O" Street, Lincoln, Nebraska, 68510. (See page 1, 2, or the last page of this prospectus for information on how to contact us.)

         We are engaged in the business of issuing life insurance, annuities and health insurance in the State of New York only. The Ameritas Acacia Companies are a diversified family of financial services businesses offering the above-listed products and services as well as mutual funds and other investments, financial planning, group dental and vision insurance, retirement plans and 401k plans, banking, and public financing.

         DISTRIBUTION OF THE POLICIES

         Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510, an affiliate of ours is the principal underwriter of the Policies. AIC is an indirect majority-owned subsidiary of Ameritas Acacia Mutual Holding Company, the ultimate parent company of Ameritas Life Insurance Corp. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products. AIC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. During the first Policy Year, the commission may equal an amount up to 91% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through four, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the fifth Policy Year. Compensation arrangements may vary among broker-dealers. We may also pay other distribution expenses such as production incentive bonuses and expense or training allowances. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus' CHARGES & CREDITS section.

         VOTING RIGHTS

         As required by law, we will vote the Subaccount shares in the underlying portfolios at regular and special shareholder meetings of the series funds pursuant to instructions received from persons having voting interests in the underlying portfolios. The underlying portfolios may not hold routine annual shareholder meetings.

         As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts you are invested in. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

         DISTRIBUTION OF MATERIALS

         We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

         ADVERTISING

         From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

         We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

         We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

         LEGAL PROCEEDINGS

         As of the date of this Prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

         INDEPENDENT AUDITORS

         The statutory financial statements of First Ameritas Life Insurance Corp. of New York as of December 31, 2001 and 2000, and for the years then ended, and the financial statements of each of the subaccounts of First Ameritas Variable Life Separate Account as of December 31, 2001, and for the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, 1248 "O" Street Suite 1040, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein (which report on First Ameritas Life Insurance corp. of New York expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption of the National Association of Insurance Commissioners' Codification of Statutory Accounting Practices effective January 1, 2001), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

         OUR MANAGEMENT

         Directors
         ---------
         Kenneth C. Louis(1).........Chairman. Also, Chairman and CEO, Ameritas Life Insurance Corp.
         Lawrence J. Arth(1).........Chairman and CEO, Ameritas Acacia Mutual Holding Company, and
                                     Ameritas Holding Company (our parent company)
         John P. Carsten(2)..........Executive Director, New York State Nurses Association
         Phyllis J. Carsten-Boyle(2).an officer of our Company (see below)
         Robert J. Lanik(1)..........President and CEO, St. Elizabeth Regional Medical Center
         JoAnn M. Martin(1)..........Executive Vice President and Chief Financial Officer of
                                     Ameritas Life Insurance Corp.
         David C. Moore(1)...........an officer of our Company (see below)
         David J. Myers(1)...........Assistant Superintendent, Lincoln Public Schools
         Tonn M. Ostergard(1)........President and CEO, Crete Carrier Corp.
         Mitchell F. Politzer(2).....an officer of our Company (see below)
         James E. Rembolt(1).........Attorney, Rembolt Ludtke Parker & Berger
         Edmund G. Sullivan(1).......Senior Vice President, Unity Mutual Life Ins. Co.

         Senior Officers
         ---------------
         Mitchell F. Politzer(2).....President & Chief Executive Officer.  Previously, an Executive with other life insurance companies.
         Eldon R. Bohmont(1).........Vice President, Individual Client Services. Also Vice President (individual Client
                                     Servies), Ameritas Life Insurance Corp.
         Phyllis J. Carsten-Boyle(2).Vice President, Group Operations.
         Raymond M. Gilbertson(1)....Vice President, Corporate Compliance. Also, Vice President (Corporate
                                     Compliance) of Ameritas Life Insurance Corp.
         David C. Moore(1) ..........Executive Vice President. Also, President of Ameritas Life Insurance Corp.  Holds
                                     director/officer positions with other subsidiaries/affiliates of Ameritas Acacia Mutual
                                     Holding Company.
         William W. Nelson(1)........Vice President, Group Claims. Also, Vice President (Group Claims) of
                                     Ameritas Life Insurance Corp.
         Donald R. Stading(1)........Vice President, Secretary and General Counsel.  Also Senior Vice President, Secretary and
                                     Corporate General Counsel of Ameritas Life Insurance Corp. Holds director/officer positions with other subsidiaries of Ameritas Acacia Mutual Holding Company.
         Robert C. Barth(1)..........Controller.  Also Vice President and Controller, Ameritas Life Insurance Corp.
         William W. Lester(1)........Treasurer.  Also, Senior Vice President (Investments) & Treasurer, Ameritas Life Insurance
                                     Corp.  Holds director/officer positions with several other subsidiaries of Ameritas Acacia
                                     Mutual Holding Company.
         Richard W. Vautravers(1)....Corporate Actuary. Also, Senior Vice President and Corporate Actuary of
                                     Ameritas Life Insurance Corp.

(1)  Principal business address:  Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, NE 68510
(2)  Principal business address:  First Ameritas Life Insurance Corp. of New York, 400 Rellan Blvd, Suite 304, Suffern, NY 10901

APPENDIX A:  Variable Investment Option Portfolios

         The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio for more information about that portfolio.

-------------------------------------- ---------------------------------------- --------------------------------------
            Separate Account
                Portfoio                          Investment Strategy                      Investment Objective
-------------------------------------- -------------------------------------------------------------------------------
               ALGER                                     Offered through The Alger American Fund
                                                          Advised by Fred Alger Management, Inc.
-------------------------------------- ---------------------------------------- --------------------------------------
Alger American Balanced                Common stock of companies with
                                       growth potential and fixed-income        Current Income and long-term capital
                                       securities.                              growth.
-------------------------------------- ---------------------------------------- --------------------------------------
Alger American Leveraged AllCap        Common stocks of companies with
                                       growth potential.                        Long-term capital growth
-------------------------------------- -------------------------------------------------------------------------------
          AMERICAN CENTURY                      Offered through American Century Variable Portfolios, Inc.
                                                 Advised by American Century Investment Management, Inc.
-------------------------------------- ---------------------------------------- --------------------------------------
VP Income & Growth                     Common stocks of U.S. companies.         Long-term capital growth.  Income is
                                                                                secondary.
-------------------------------------- -------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS (subadvisor)          Offered through Calvert Variable Series, Inc. Ameritas Portfolios
                                                           Advised by Ameritas Investment Corp.
                                                           (Both are Ameritas Acacia Companies)
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Growth                        Common stocks of large U.S.
         (Fred Alger)                  companies with broad product lines,
                                       markets, financial resources and
                                       depth of management.                     Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Income & Growth               Dividend paying equity securities,       High level of dividend income, with
         (Fred Alger)                  preferably with growth potential.        capital growth as a secondary goal.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Common stocks of midsize U.S.
Ameritas MidCap Growth                 companies with promising growth
         (Fred Alger)                  potential.                               Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Small Company Equity          Common stocks of small size U.S.         Long-term capital growth.
         (Babson)                      companies.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Money Market (Calvert)        Money market securities of domestic      Current income.
                                       and foreign issuers.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Small Capitalization          Common stocks of small, fast-growing
         (McStay)                      U.S. companies that offer innovative
                                       products, services or technologies       Long-term capital growth.
                                       to a rapidly expanding marketplace.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Emerging Growth               Common stocks of emerging growth
         (MFS Co.)                     companies or related securities,         Long-term capital growth.
                                       including foreign securities.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Common stocks of companies or
                                       related securities, including
Ameritas Growth With Income            foreign securities, to seek to
         (MFS Co.)                     provide income equal to 90% of the       Current income, long-term growth of
                                       S&P 500 Composite Index dividend         capital and income.
                                       yield.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Common stocks and related securities
                                       of companies with favorable
                                       prospects for long-term growth,
Ameritas Research (MFS Co.)            attractive valuations, dominant or       Long-term capital growth and future
                                       growing market share, and superior       income.
                                       management.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Select (Harris/Oakmark)       Common stocks of U.S. companies.         Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
Ameritas Index 500 (State Street)      Common stocks of U.S. companies on       Results that correspond to the S&P
                                       the S&P 500 Index.                       500 Index company common stocks.
-------------------------------------- -------------------------------------------------------------------------------
                                             Offered through Calvert Variable Series, Inc. Calvert Portfolios
         CALVERT PORTFOLIOS                         Advised by Calvert Asset Management Company, Inc.
                                                           (Both are Ameritas Acacia Companies)
-------------------------------------- ---------------------------------------- --------------------------------------
CVS Income                             Primarily investment grade bonds and     Long-term income.
                                       other income producing securities.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Primarily large-cap growth oriented
                                       common stock of U.S. companies, with     Income and capital growth through
CVS Social Balanced                    40% bonds and other fixed-income         socially screened investments.
                                       investments.
-------------------------------------- ---------------------------------------- --------------------------------------
CVS Social Equity                      Primarily large-cap common stocks.       Capital growth through socially
                                                                                screened investments.
-------------------------------------- ---------------------------------------- --------------------------------------
CVS Social International Equity        Common stocks of mid to large cap        High total return through socially
                                       companies.                               screened investments.
-------------------------------------- ---------------------------------------- --------------------------------------
CVS Social Mid Cap Growth              Common stocks of mid cap companies.      Long-term capital growth through
                                                                                socially screened investments.
-------------------------------------- ---------------------------------------- --------------------------------------
CVS Social Small Cap Growth            Common stocks of small cap companies.    Long-term capital growth through
                                                                                socially screened investments.
-------------------------------------- -------------------------------------------------------------------------------

                                     -A:1-

-------------------------------------- ---------------------------------------- --------------------------------------
            Separate Account
                Portfoio                          Investment Strategy                      Investment Objective
-------------------------------------- -------------------------------------------------------------------------------

     FIDELITY (Service Class 2)                Offered through Variable Insurance Products: Service Class 2
                                                   Advised by Fidelity Management and Research Company
-------------------------------------- ---------------------------------------- --------------------------------------
VIP Asset Manager                      Allocated investments among stocks,
                                       bonds and short-term/money market        High total return with reduced risk
                                       investments.                             over the long-term.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Allocated investments among stocks,
VIP Asset Manager: Growth              bonds and short-term/money market
                                       investments.                             High total return.
-------------------------------------- ---------------------------------------- --------------------------------------
VIP Contrafund(R)                      Common stocks of companies whose
                                       value is not fully recognized.           Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
VIP Equity-Income                      Income producing equity securities.
                                                                                Reasonable income.
-------------------------------------- ---------------------------------------- --------------------------------------
VIP Growth                             Common stocks of companies with
                                       above average growth potential.          Capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       High yielding fixed-income
VIP High Income                        securities, while also considering
                                       growth of capital.                       High level of current income.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       U.S. Dollar-denominated                  High level of current income as is
VIP Investment Grade Bond              investment-grade bonds (medium and       consistent with preservation of
                                       high quality).                           capital.
-------------------------------------- ---------------------------------------- --------------------------------------
VIP Overseas                           Securities of foreign companies,
                                       diversified across countries and         Long-term capital growth.
                                       regions.
-------------------------------------- -------------------------------------------------------------------------------
            INVESCO FUNDS                        Offered through INVESCO Variable Investment Funds, Inc.
                                                           Advised by INVESCO Funds Group, Inc.
-------------------------------------- ---------------------------------------- --------------------------------------
VIF Dynamics                           Common stocks of mid size companies.     Long-term capital growth.
-------------------------------------- -------------------------------------------------------------------------------
                 MFS                                   Offered through MFS Variable Insurance Trust
                                                   Advised by Massachusetts Financial Services Company
-------------------------------------- -------------------------------------------------------------------------------
New Discovery                          Common stocks of smaller cap             Capital growth.
                                       emerging growth companies that are
                                       early in their life cycles.
-------------------------------------- ---------------------------------------- --------------------------------------
Strategic Income (formerly known as    U.S. and foreign government              Income and capital growth.
 MFS(R) Global Governments Series)     securities, corporate bonds, and
                                       mortgage-backed and asset-backed
                                       securities.

-------------------------------------- ---------------------------------------- --------------------------------------
                                       Equity and debt securities of U.S.
                                       and foreign companies (including
Utilities                              emerging markets) in the utility         Capital growth and current income
                                       industry.
-------------------------------------- -------------------------------------------------------------------------------
           MORGAN STANLEY                        Offered through The Universal Institutional Funds, Inc.
                                          Advised by Morgan Stanley Investment Management, Inc. dba "Van Kampen"
-------------------------------------- -------------------------------------------------------------------------------
Emerging Markets Equity                Growth oriented equity securities of
                                       issuers in emerging market countries.    Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Equity securities of issuers
Global Value Equity                    throughout the world, including U.S.
                                       issuers.                                 Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
                                       Equity securities of non-U.S.
International Magnum                   issuers domiciled in "EAFE"
                                       countries.                               Long-term capital growth.
-------------------------------------- ---------------------------------------- --------------------------------------
U.S. Real Estate                       Equity securities of companies in
                                       the U.S. real estate industry,
                                       including real estate investment         Above average current income and
                                       trusts ("REITs").                        long-term capital growth.
-------------------------------------- -------------------------------------------------------------------------------
          SALOMON BROTHERS                     Offered through Salomon Brothers Variable Series Funds Inc.
                                                    Advised by Salomon Brothers Asset Management, Inc.
-------------------------------------- -------------------------------------------------------------------------------
Variable Capital                       Common stocks of U.S. companies of all         Capital Appreciation.
                                       sizes.
-------------------------------------- -------------------------------------------------------------------------------
       SUMMIT PINNACLE SERIES                Offered through Summit Mutual Funds Inc. Summit Pinnacle Series
                                                       Advised by Summit Investment Partners, Inc.
-------------------------------------- -------------------------------------------------------------------------------
Nasdaq-100 Index                       Common stocks of U.S. companies in the         Results that correspond to the
                                       Nasdaq-100 Index.                              Nasdaq-100 Index company
                                                                                      common stocks.
-------------------------------------- ---------------------------------------------- --------------------------------
Russell 2000 Small Cap Index           Common stocks of U.S. companies in the
                                                                                      Results that correspond to the
                                                                                      Russell 2000 Index company
                                       Russell 2000 Index.                            common stocks.
-------------------------------------- ---------------------------------------------- --------------------------------
S&P MidCap 400 Index                   Common stocks of U.S. companies in the S&P     Results that correspond to the
                                       MidCap 400 Index.                              S&P 400 MidCap Index company
                                                                                      common stocks.
-------------------------------------- -------------------------------------------------------------------------------
            THIRD AVENUE                            Offered through Third Avenue Variable Series Trust
                                                              Advised by EQSF Advisers, Inc.
-------------------------------------- -------------------------------------------------------------------------------
Third Avenue Value                     Primarily common stocks of companies with      Long-term capital growth.
                                       strong balance sheets which the manager
                                       considers undervalued, often smaller
                                       companies.
----------------------------------------------------------------------------------------------------------------------



                                     -A:2-

APPENDIX B: Optional Features

         This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all States.

o    Guaranteed Death Benefit Rider
          This Rider allows you to extend the guaranteed death benefit period available in the base Policy.
          Cost: No extra cost. Minimum premium requirements must be maintained to keep this benefit in force.

o    Waiver of Monthly Deductions on Disability Rider
          This Rider provides that during periods of the insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.
          Cost: See (1), below.

o    Payor Waiver of Monthly Deductions on Disability Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.
          Cost: See (1), below.

o    Disability Benefit Rider
          This Rider provides that during periods of the insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.
          Cost: See (2), below.

o    Payor Disability Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.
          Cost: See (1), below.

o    Accidental Death Benefit Rider
          This Rider pays an additional benefit upon the insured's death resulting from a covered accident.
                  Cost: See (2), below.

o    Children's Protection Rider
          This Rider provides term life insurance protection, as defined in the Rider, for the insured's children.
                  Cost: See (2), below.

o    Guaranteed Insurability Rider
          This Rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the insured is disabled.
                  Cost: See (2), below.

o    Term Coverage Rider
          This Rider provides term insurance upon the insured's life in addition to the specified amount of insurance coverage under the Policy.
          Cost: See (1), below.

o    Other Insured Rider
          This Rider provides term insurance upon an individual other than the insured.
          Cost: See (1), below.

                                     -B:1-

o    Terminal Illness Rider
          This Rider provides for the ability to accelerate the death benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness.
          Cost: No extra cost. The total value available as a benefit is an amount less than the total death benefit payable under the Policy.

o    Legacy Asset Rider
          This Rider also provides for the ability to accelerate the death benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of a diagnosis of a terminal or chronic illness.
          Cost: See (1), below.

o    Waiver of Deductions Rider
          This Rider is issued in conjunction with the Legacy Asset Rider and provides for the waiver of certain Policy charges and charges for any Policy riders so long as benefits under the Legacy Asset Rider are payable in the event of a diagnosis of a chronic illness (and does not apply for a terminal illness diagnosis).
          Cost: See (1), below.

(1) An additional charge for this benefit is deducted monthly from total Policy value. The amount of the charge varies depending upon the insured's sex, issue age, risk class and specified amount of insurance coverage. Ask for a Policy illustration or see your Policy for benefit charges applicable to you.

(2) An additional charge for this benefit is deducted monthly from total Policy value. The amount of the charge varies depending upon the insured's sex and issue age. Ask for a Policy illustration or see your Policy for benefit charges applicable to you.


                                     -B:2-

       ILLUSTRATIONS
Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's expenses, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Values and Policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us to provide an illustration based upon your specific situation.

       REGISTRATION STATEMENT

     A registration statement including other information about us and the Policy is on file with the Securities and Exchange Commission ("SEC"). For a free copy, access it on the SEC's Web site (www.sec.gov, Edgar "Search for Company Filings," "Quick Forms Lookup" and type in "First Ameritas") You can also ask for it from the SEC's office in Washington, D.C.; they may charge you a fee.

       REPORTS TO YOU

       We will send you a statement at least annually showing your Policy's death benefit, Policy value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.


                                    THANK YOU
                       for reviewing this Prospectus. You
                          should also review the series
                           fund prospectuses for those
                         Subaccount variable investment
                         options' underlying portfolios
                               you wish to select.

                             IF YOU HAVE QUESTIONS,
                      contact your sales representative, or
                              write or call us at:

                      for application and related questions
                 First Ameritas Life Insurance Corp. of New York
                              400 Rella Blvd, #304
                                Suffern, NY 10901
                            Telephone: 1-877-380-1586
                               Fax: 2-845-357-3612

                              for all other matters
                 First Ameritas Life Insurance Corp. of New York
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-6153
                            www.newyork.ameritas.com

                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the "on-line services" section of our Web Site. Or, call us at our toll-free number and we'll send you the form you need.

                                   Last Page

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
First Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise First Ameritas Variable Life Separate Account as of December 31, 2001, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting First Ameritas Variable Life Separate Account as of December 31, 2001, and the results of their operations and changes in net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ Deloitte & Touche LLC

Lincoln, Nebraska
February 13, 2002

                                     F-I 1

                                 FIRST AMERITAS
                         VARIABLE LIFE SEPARATE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2001

ASSETS
INVESTMENTS AT FAIR VALUE:

     Fidelity Variable Insurance Products (Fidelity):
         VIP Equity-Income Portfolio Service Class 2 (Equity-Income SC2) -
           0.000 shares at $22.59 per share  (cost $0)                                                 $       ----
         VIP Growth Portfolio Service Class 2 (Growth SC2) -
           0.000 shares at $33.34 per share  (cost $0)                                                         ----
         VIP High Income Portfolio Service Class 2 (High Income SC2) -
           0.000 shares at $6.36 per share  (cost $0)                                                          ----
         VIP Overseas Portfolio Service Class 2 (Overseas SC2) -
           0.000 shares at $13.81 per share  (cost $0)                                                         ----
         VIP Asset Manager Portfolio Service Class 2 (Asset Mgr. SC2) -
           0.000 shares at $14.36 per share  (cost $0)                                                         ----
         VIP Investment Grade Bond Portfolio Service Class 2 (Inv. Bond SC2) -
           0.000 shares at $12.82 per share  (cost $0)                                                         ----
         VIP Contrafund Portfolio Service Class 2 (Contrafund SC2) -
           0.000 shares at $20.00 per share  (cost $0)                                                         ----
         VIP Asset Manager:  Growth Portfolio Service Class 2 (Asset Mgr. Gr. SC2) -
           0.000 shares at $12.43 per share  (cost $0)                                                         ----
     The Alger American Fund (Alger):
     --------------------------------
         Alger American Balanced Portfolio (Balanced) -
           0.000 shares at $13.08 per share  (cost $0)                                                         ----
         Alger American Leveraged Allcap Portfolio (Leveraged) -
           0.000 shares at $31.55 per share  (cost $0)                                                         ----
     MFS Variable Insurance Trust (MFS):
     -----------------------------------
         Global Governments Series (Global Govern.) -
           0.000 shares at $10.09 per share  (cost $0)                                                         ----
         Utilities Series (Utilities) -
           0.000 shares at $15.95 per share  (cost $0)                                                         ----
         New Discovery Series (New Discovery) -
           0.000 shares at $15.27 per share  (cost $0)                                                         ----
     The Universal Institutional Funds, Inc. (Morgan Stanley):
     ---------------------------------------------------------
         Emerging Markets Equity Portfolio (Emerging Markets)  -
           0.000 shares at $6.63 per share  (cost $0)                                                          ----
         Global Value Equity Portfolio (Global Equity) -
           0.000 shares at $12.13 per share  (cost $0)                                                         ----
         International Magnum Portfolio (Intl. Magnum) -
           0.000 shares at $9.46 per share  (cost $0)                                                          ----
         U.S. Real Estate Portfolio (U.S. Real Estate) -
           0.000 shares at $12.08 per share  (cost $0)



                                     F-I 2

                                 FIRST AMERITAS
                         VARIABLE LIFE SEPARATE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2001

ASSETS, continued

     Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas):
     -------------------------------------------------------------
         Ameritas Emerging Growth Portfolio (Emerging Growth) -
           0.000 shares at $17.86 per share  (cost $0)                                                 $       ----
         Ameritas Growth Portfolio (Growth) -
           0.000 shares at $47.95 per share  (cost $0)                                                         ----
         Ameritas Growth With Income Portfolio (Growth with Income) -
           0.000 shares at $17.64 per share  (cost $0)                                                         ----
         Ameritas Income & Growth Portfolio (Income and Growth) -
           0.000 shares at $13.17 per share  (cost $0)                                                         ----
         Ameritas Index 500 Portfolio (Index 500) -
           10.523 shares at $124.30 per share  (cost $1,319)                                                  1,307
         Ameritas MidCap Growth Portfolio (MidCap) -
           0.000 shares at $30.50 per share  (cost $0)                                                         ----
         Ameritas Money Market Portfolio (Money Market) -
           65,562.570 shares at $1.00 per share  (cost $65,563)                         $     65,563
               Dividends Receivable                                                                7
                                                                                       ---------------
                  Total                                                                                      65,570
         Ameritas Research Portfolio (Research) -
           0.000 shares at $16.27 per share  (cost $0)                                                         ----
         Ameritas Small Capitalization Portfolio (Small Cap) -
           0.000 shares at $29.40 per share  (cost $0)                                                         ----
     Calvert Variable Series, Inc. Calvert Social Portfolios (Calvert):
     ------------------------------------------------------------------
         CVS Social Balanced Portfolio (Balanced) -
           0.000 shares at $1.759 per share  (cost $0)                                                         ----
         CVS Social International Equity Portfolio (Intl. Equity) -
           0.000 shares at $12.84 per share  (cost $0)                                                         ----
         CVS Social Mid Cap Growth Portfolio (Mid Cap) -
           0.000 shares at $25.51 per share  (cost $0)                                                         ----
         CVS Social Small Cap Growth Portfolio (Small Cap) -
           0.000 shares at $14.80 per share  (cost $0)                                                         ----
                                                                                                      --------------
     NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                                    $     66,877
                                                                                                      ==============









The accompanying notes are an integral part of these financial statements.

                                     F-I 3

                                 FIRST AMERITAS
                         VARIABLE LIFE SEPARATE ACCOUNT
                        FOR THE PERIOD ENDED DECEMBER 31

                                                                                            Ameritas
                                                                             ---------------------------------------
                                                                                                       Money
                                                                                 Index 500             Market
                                                                             ------------------  -------------------
                                                                                   2001                 2001
                                                                             ------------------  -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                            $              5    $            377
   Mortality and expense risk charge                                                      ----                 116
                                                                             ------------------  -------------------
Net investment income(loss)                                                                  5                 261
                                                                             ------------------  -------------------
Realized gain(loss) on investments:
   Net realized gain(loss) distributions                                                    11                ----
   Net realized gain(loss) on sale of fund shares                                         ----                ----
                                                                             ------------------  -------------------
Net realized gain(loss)                                                                     11                ----
                                                                             ------------------  -------------------
Change in unrealized appreciation(depreciation)                                            (11)               ----
                                                                             ------------------  -------------------
Net increase(decrease) in net assets resulting
   from operations                                                            $              5    $            261
                                                                             ==================  ===================



STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
  Net investment income(loss)                                                 $              5    $            261
  Net realized gain(loss)                                                                   11                ----
  Net change in unrealized appreciation(depreciation)                                      (11)               ----
                                                                             ------------------  -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                           5                 261
                                                                             ------------------  -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   1,314              67,544
   Subaccounts transfers (including fixed account), net                                    130                (130)
   Transfers for policyowner benefits and terminations                                    ----                  10
   Policyowner maintenance charges                                                        (142)             (2,115)
                                                                             ------------------  -------------------
Net increase(decrease) from policyowner transactions                                     1,302              65,309
                                                                             ------------------  -------------------
Total increase(decrease) in net assets                                                   1,307              65,570
Net assets at beginning of period                                                         ----                ----
                                                                             ------------------  -------------------
Net assets at end of period                                                   $          1,307    $         65,570
                                                                             ==================  ===================


The accompanying notes are an integral part of these financial statements.

                                     F-I 4

                                 FIRST AMERITAS
                         VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

                     FOR THE PERIOD ENDED DECEMBER 31, 2001

1.  ORGANIZATION

     The First Ameritas Variable Life Separate Account (the Account) began operations during 2001 as a separate investment account within First Ameritas Life Insurance Corp. of New York (the Company), a wholly owned subsidiary of Ameritas Life Insurance Corp. (an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company). The assets of the Account are held by the Company and are segregated from all of the Company's other assets and are used only to support the variable life product issued by the Company.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund. At December 31, 2001, there are thirty subaccounts available within the Account.

     Fidelity Management and Research                        Morgan Stanley Asset Management
     Company (Advisor)                                         Morgan Stanley
       Fidelity (Fund)                                          * Emerging Markets (A)
        * Equity-Income SC2 (Subaccount) (A)                    * Global Equity (A)
        * Growth SC2 (A)                                        * Intl. Magnum (A)
        * High Income SC2 (A)                                   * U.S. Real Estate (A)
        * Overseas SC2 (A)
        * Asset Mgr. SC2 (A)                                 Ameritas Investment Corp. (See Note 4)
        * Inv. Bond SC2 (A)                                  Ameritas
        * Contrafund SC2 (A)                                    * Emerging Growth (A)
        * Asset Mgr. Gr. SC2 (A)                                * Growth (A)
                                                                * Growth with Income (A)
     Fred Alger Management, Inc.                                * Income and Growth (A)
       Alger                                                    * Index 500
        * Balanced (A)                                               (Commenced September 25, 2001)
        * Leveraged (A)                                         * MidCap (A)
                                                                * Money Market
     Massachusetts Financial Services Company                        (Commenced September 5, 2001)
       MFS                                                      * Research (A)
        * Global Govern. (A)                                    * Small Cap (A)
        * Utilities (A)
        * New Discovery (A)                                  Calvert Asset Management Company, Inc.
                                                               (See Note 4)
                                                             Calvert
                                                                * Balanced (A)
                                                                * Intl. Equity (A)
                                                                * Mid Cap (A)
                                                                * Small Cap (A)

     (A) These subaccounts have had no activity since inception.

                                     F-I 5

2.  ACCOUNTING POLICIES

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners' units corresponds to the investment in the underlying subaccounts. Share transactions and security transactions are accounted for on a trade date basis.

     Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are computed on the weighted average cost basis.

     FEDERAL AND STATE TAXES
     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Company has the right to charge the Account any federal income taxes, or provisions for federal income taxes, attributed to the operations of the Account or to the policies funded in the Account. Currently, the Company does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

3.  CHARGES

     The Company charges the subaccounts for mortality and expense risks assumed. This daily charge is made on the ending daily value of the net assets representing equity of policyowners held in each subaccount per the product's current policy provisions. Additional policyowner maintenance charges are made at intervals and in amounts per the product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

4.  RELATED PARTIES

     The Ameritas subaccounts are managed by Ameritas Investment Corp., an affiliate of the Company. During the periods ended December 31, 2001, these subaccounts incurred advisory fees of approximately $158, payable to Ameritas Investment Corp. Other affiliates of the Company also provided sub-advisory and administrative services to these subaccounts during 2001 of approximately $22.

     Calvert Asset Management Company, Inc., an affiliate of the Company, serves as an investment advisor to the Calvert subaccounts.

5.  PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2001 were as follows:

                                     F-I 6


                                                                                 Purchases               Sales
                                                                          --------------------  --------------------
     Ameritas:
       Index 500                                                            $          1,319      $            ---
       Money Market                                                                   66,707                 1,144

6.  UNIT VALUES

A summary of unit values, units, net assets, investment income ratio (Inv. Income Ratio) as a percentage of average net assets (excludes mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio), expenses as a percentage of average net assets (excluding the effect of expenses of the underlying fund portfolio and charges made directly to policyowner accounts through the redemption of units), and total return percentage (based upon the change in the unit value reported year-to-date, however, subaccounts which commenced in the current year, as shown in Note 1, are based on shorter return periods) for the period ended December 31 follows (amounts have been rounded):

                                                                                     Expenses
                                                                          Inv.       as a % of
                              Unit                            Net Assets  Income      Average           Total
                           Value ($)             Units           ($)      Ratio      Net Assets         Return %
                      -----------------------------------------------------------------------------------------------
                         Min       Max                                              Min     Max      Min      Max
Ameritas:

Index 500
2001                    130.04    130.04             10          1,307     1.12     0.70    0.70    13.51    13.51

Money Market
2001                      1.01      1.01         65,235         65,570      .72     0.70    0.70     0.51     0.51

7.  CHANGES IN UNITS OUTSTANDING
    The changes in units outstanding were as follows:

                                                    2001
                                            -------------------
     Ameritas:
     Index 500
     Units issued                                          10
     Units redeemed                                      ----
                                            -------------------
     Net increase/(decrease)                               10
                                            ===================
     Money Market
     Units issued                                     133,714
     Units redeemed                                   (68,479)
                                            -------------------
     Net increase/(decrease)                           65,235
                                            ===================

8.  ACCOUNTING PRONOUNCEMENTS

    As required, effective January 1, 2001, the subaccounts have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This guide has no impact on the underlying value of net assets, but has changed the required disclosures of the subaccounts on a prospective basis.

                                     F-I 7

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
First Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of First Ameritas Life Insurance Corp. of New York (the Company), a wholly owned subsidiary of Ameritas Life Insurance Corp., as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of First Ameritas Life Insurance Corp. of New York as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of First Ameritas Life Insurance Corp. of New York as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

As discussed in Note 1 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of New York (the "Department") of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual - Version effective January 1, 2001, as modified by the Department.

/S/ Deloitte & Touche LLP

Lincoln, Nebraska
February 13, 2002

                                     F-II-1

                 FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                            LIABILITIES AND SURPLUS

                                                                                         December 31
                                                                          ------------------------------------------
                             ADMITTED ASSETS                                     2001                  2000
                                                                          --------------------  --------------------
Investments
     Bonds                                                                 $      16,816,795     $      12,844,504
     Mortgage loans                                                                  829,666               741,200
     Short-term investments                                                                -             4,092,002
                                                                          --------------------  --------------------
                                                                                  17,646,461            17,677,706
     Loans on insurance policies                                                     112,406                81,008
                                                                          --------------------  --------------------
                   Total Investments                                              17,758,867            17,758,714

Cash and cash equivalents                                                          4,568,621               612,454
Accrued investment income                                                            290,980               256,754
Premiums receivable                                                                  371,432               315,757
Accounts receivable - affiliate                                                       17,140                66,259
Other receivables                                                                     40,146                10,854
Separate accounts                                                                    546,956                     -
                                                                          --------------------  --------------------
                     Total                                                 $      23,594,142     $      19,020,792
                                                                          ====================  ====================

                         LIABILITIES AND SURPLUS
LIABILITIES
     Policy reserves                                                       $       5,381,715     $       2,603,027
     Reserve for unpaid claims                                                     1,277,858             1,356,032
     Accrued separate account transfers                                                7,572                     -
     Accounts payable - affiliates                                                   377,825               182,069
     Income taxes payable - affiliate                                                 77,254                11,869
     Other liabilities                                                               648,413               723,577
     Separate accounts                                                               546,956                     -
                                                                          --------------------  --------------------
                   Total Liabilities                                               8,317,593             4,876,574
                                                                          --------------------  --------------------
     Asset valuation reserve                                                          53,165                31,120
                                                                          --------------------  --------------------
SURPLUS
     Common stock, par value $1,000 per share;
       2,000 shares authorized, issued and outstanding                             2,000,000             2,000,000
     Additional paid-in capital                                                    6,800,000             6,800,000
     Surplus                                                                       6,423,384             5,313,098
                                                                          --------------------  --------------------
                   Total Surplus                                                  15,223,384            14,113,098
                                                                          --------------------  --------------------

                       Total                                               $      23,594,142     $      19,020,792
                                                                          ====================  ====================


The accompanying notes are an integral part of these statutory financial statements.
                                     F-ll-2

                 FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                       STATUTORY STATEMENTS OF OPERATIONS

                                                                                       Years Ended December 31
                                                                          ------------------------------------------
                                                                                 2001                  2000
                                                                         --------------------  --------------------
INCOME
     Premium income                                                         $    14,735,716       $    10,675,147
     Net reinsurance:
       Yearly renewable term, net                                                   162,638               (43,024)
                                                                          --------------------  --------------------
         Net premium income                                                      14,898,354            10,632,123

     Net investment income                                                        1,192,396             1,150,159
     Miscellaneous income                                                           129,946               506,120
                                                                          --------------------  --------------------
                                                                                 16,220,696            12,288,402
                                                                         --------------------  --------------------
EXPENSES

     Increase in reserves                                                         2,778,688               506,796
     Benefits to policyowners                                                     8,000,384             6,288,612
     Commissions                                                                    666,415               635,919
     General insurance expenses                                                   2,704,018             2,760,992
     Taxes, licenses and fees                                                       354,181               403,048
     Reimbursement by uninsured plans                                              (426,224)                    -
     Net premium transferred to separate accounts                                   476,959                     -
                                                                          --------------------  --------------------
                                                                                 14,554,421            10,595,367
                                                                          --------------------  --------------------
Net income before income taxes                                                    1,666,275             1,693,035

Income tax expense                                                                  583,060               657,551
                                                                          --------------------  --------------------
Net income                                                                  $     1,083,215       $     1,035,484
                                                                          ====================  ====================


The accompanying notes are an integral part of these statutory financial statements.
                                     F-II-3


                                                        FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                                                          STATUTORY STATEMENTS OF CHANGES IN SURPLUS
                                                        FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                      Additional
                                                                      Common Stock                     Paid-in
                                                       -------------------------------------
                                                        Shares        Amount        Capital          Surplus           Total
                                                       ------   -------------   ------------    -------------    -------------

BALANCE, January 1, 2000                               2,000    $   2,000,000   $  6,800,000    $   4,401,712    $  13,201,712

      Transfer to asset valuation reserve                  -                -              -          (11,019)         (11,019)

      Decrease in non-admitted assets                      -                -              -         (113,079)        (113,079)

      Net income                                           -                -              -        1,035,484        1,035,484
                                                   ---------    -------------   ------------     ------------     ------------
BALANCE, December 31, 2000                             2,000        2,000,000      6,800,000        5,313,098       14,113,098

      Transfer to asset valuation reserve                  -                -              -          (22,045)         (22,045)

      Increase in non-admitted assets                      -                -              -           28,469           28,469

      Change in accounting principle                       -                -              -           20,647           20,647

      Net income                                           -                -              -        1,083,215        1,083,215
                                                   ---------    -------------   ------------    -------------    -------------

BALANCE, December 31, 2001                             2,000    $   2,000,000   $  6,800,000    $   6,423,384    $  15,223,384
                                                   =========    =============   ============    =============    =============




The accompanying notes are an integral part of these statutory financial statements.

                                     F-II-4

                 FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

                       STATUTORY STATEMENTS OF CASH FLOWS

                                                                                   Years Ended December 31
                                                                          ------------------------------------------
                                                                                 2001                  2000
                                                                          --------------------  --------------------
OPERATING ACTIVITIES
     Net premium income received                                            $    14,955,986       $     10,767,826
     Net investment income received                                               1,104,665                984,982
     Net premium transferred to separate accounts                                  (469,387)                     -
     Benefits paid to policyowners                                               (8,080,145)            (6,148,609)
     Expenses and taxes, other than federal income taxes                         (3,318,245)            (3,751,430)
     Federal income taxes paid                                                     (517,675)              (678,866)
     Other operating income and disbursements, net                                   26,718                367,561
                                                                          --------------------  --------------------
       Net cash from operating activities                                         3,701,917              1,541,464
                                                                          --------------------  --------------------
INVESTING ACTIVITIES

     Proceeds from investments matured                                            2,113,021              2,189,267
     Cost of investments acquired                                                (6,124,845)            (9,403,830)
     Net increase in loans on insurance policies                                    (31,398)               (19,896)
                                                                          --------------------  --------------------
       Net cash from investing activities                                        (4,043,222)            (7,234,459)
                                                                          --------------------  --------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
     Other miscellaneous, net                                                       205,470                136,725
                                                                          --------------------  --------------------
       Net cash from financing and miscellaneous activities                         205,470                136,725
                                                                          --------------------  --------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS
     AND SHORT-TERM INVESTMENTS                                                    (135,835)            (5,556,270)

CASH AND CASH EQUIVALENTS AND SHORT-TERM
     INVESTMENTS - BEGINNING OF PERIOD                                            4,704,456             10,260,726
                                                                          --------------------  --------------------

CASH AND CASH EQUIVALENTS AND SHORT-TERM-
     INVESTMENTS - END OF PERIOD                                            $     4,568,621       $      4,704,456
                                                                          ====================  ====================


The accompanying notes are an integral part of these statutory financial statements.

                                     F-II-5

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies

First Ameritas Life Insurance Corp. of New York (the Company), a stock life insurance company domiciled in the State of New York, is a wholly owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC). The Company markets low-load universal life, variable life, variable annuity, term life insurance policies and group dental insurance in the State of New York.

The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of New York.

Effective January 1, 2001, the State of New York adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC
SAP) as the basis of its statutory accounting practices, except that it has retained the prescribed practices that deferred tax assets and deferred tax liabilities are not recognized. In addition, the Commissioner of the Insurance Department of the State of New York has the right to permit other specific practices that may deviate from prescribed practices.

A reconciliation of the Company's net income and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below.

                                                                                                       2001

----------------------------------------------------------------------------------------------- --------------------
Statutory net income as reported and in conformity with NAIC SAP                                 $        1,083,215
----------------------------------------------------------------------------------------------- --------------------
Statutory surplus, as reported                                                                   $       15,223,384
State prescribed practices (surplus):
    Deferred Tax Assets, net                                                                                106,211
----------------------------------------------------------------------------------------------- --------------------
Statutory surplus in conformity with NAIC SAP                                                    $       15,329,595
----------------------------------------------------------------------------------------------- --------------------

Accounting practices and procedures of the NAIC as prescribed or permitted by the Insurance Department of the State of New York comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are as follows:

(a) Investments in bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;

(b) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits;

(c) Deferred federal income tax is not provided for temporary differences between tax and financial reporting, while under GAAP deferred taxes are provided;

(d) No provision has been made for federal income taxes on unrealized appreciation of investments which are carried at fair value, while under GAAP such provision is provided;

                                     F-II-6

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

(e) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in reserve as a result of a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations;

(f) Asset valuation reserves ("AVR") are established in the statutory financial statements;

(g) Assets are reported under NAIC SAP at "admitted-asset" value and "non-admitted" assets are excluded through a charge against surplus, while under GAAP, "non-admitted assets" are reinstated to the balance sheet, net of any valuation allowance;

(h) Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities while benefits are recognized as expenses in excess of the policyholder account balance;

(i) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

The Company does not prepare separate company financial statements on a GAAP basis and the impact of the difference between NAIC SAP and GAAP is not practically determinable for the purpose of separate company GAAP financial statements.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates susceptible to significant change include reserves.

Investments

Investments are reported according to valuation procedures prescribed by the NAIC. Bonds, mortgage loans and short-term investments are generally valued at amortized cost. Realized gains and losses are determined on the basis of specific identification.

Non-Admitted Assets

Certain assets, primarily nonoperating software (in both years) and state income tax receivable (in 2000 only) are designated as "non-admitted" under insurance department accounting requirements. These assets are excluded from the statutory statements of admitted assets, liabilities, and surplus by adjustments to surplus. Total "non-admitted assets" were $70,662 and $119,778 as of December 31, 2001 and 2000, respectively.
                                     F-II-7

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Premiums and Related Commissions

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Group dental premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Policy Reserves

Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM"). Reserves for variable annuities are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") with appropriate statutory interest and mortality assumptions. Policy reserves reflect the estimated future obligations for the fixed account options selected by variable life and annuity policyowners; obligations related to separate account options are in the separate accounts. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Liabilities for future policy benefits for low-load universal life type contracts are based on the policy account balance. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Insurance Department of the State of New York.

Reserves for Unpaid Claims

The reserve for unpaid dental claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pended/unprocessed claims relative to the historic level of pended/unprocessed claims during the time period used in generating the claim lag factors. The reserve for unpaid claims for group dental insurance includes claims in course of settlement, incurred but not reported claims and unearned premiums. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Asset Valuation Reserve

The asset valuation reserve is a required appropriation of surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on the holdings of bonds, mortgages and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain limitations). Changes in the reserve are charged or credited to surplus.

Income Taxes

The Company files a consolidated life/non-life tax return with Ameritas Acacia Mutual Holding Company and certain of its subsidiaries. An agreement among the members of the consolidated group provides for distribution of consolidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of deferred acquisition costs, current tax benefits differ from the federal statutory tax rate in 2000.

                                     F-II-8

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Separate Accounts

During 2001, the Company began issuing variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are included in income in the statutory statements of operations.

The assets of separate accounts relating to variable annuity and variable life contracts are carried at fair value and consist primarily of mutual funds held for the benefit of policyholders. Deposits received from, and benefits paid to, separate account policyholders invested in the fixed account are recorded as an increase in, or a direct charge to, policy reserves. Investment income and realized and unrealized capital gains and losses related to the assets which support the variable annuity and variable life contracts are not reflected in the Company's statutory statements of operations.

Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash and Cash Equivalents and Short-Term Investments - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Loans on Insurance Policies - The fair values for loans on insurance policies is estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

         Separate Account Assets and Liabilities - The fair values of separate account assets are based upon quoted market prices. Separate account liabilities are carried at the fair value of the underlying assets.

                                     F-II-9

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Vulnerability due to Certain Concentrations

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

A substantial portion of the Company's dental premium is marketed by an outside entity. The percentage of group dental premium income related to this arrangement for the years ended December 31, 2001 and 2000 was 28% and 31%, respectively.

2.  Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Effective January 1, 2001, the Insurance Department of the State of New York required that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual - Version effective January 1, 2001 (the Manual), as modified by the Insurance Department of the State of New York. Accordingly, the admitted assets, liabilities and surplus of the Company as of December 31, 2001, and the results of its operations and its cash flows for the year then ended have been determined in accordance with the new accounting principles.

Accounting changes adopted to conform to the provisions of the Manual, as modified, are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles has been reported as an adjustment to surplus at January 1, 2001. The cumulative effect is the difference between the amount of surplus at January 1, 2001 and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The adoption of the new accounting principles in the Manual, as modified, has the effect of increasing surplus at January 1, 2001 by $20,647, which relates to state income tax receivables admitted under the Manual, as modified, that were nonadmitted during 2000.

                                    F-II-10

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
3.  Investments

Bonds
The table below provides additional information relating to bonds held at December 31, 2001:

                                                       Gross          Gross
                                                    Unrealized      Unrealized                      Book/ Adjusted
                                  Amortized Cost       Gains          Losses        Fair Value      Carrying Value
-------------------------------- ----------------- -------------- --------------- ---------------- -----------------
Bonds:
U.S. Corporate                     $   11,062,064    $   476,670    $   18,190      $  11,520,544    $   11,062,064
U.S. Treasury securities and
 obligations of U.S.
 government agencies                    3,227,997        135,976             -          3,363,973         3,227,997
Special revenue and assessment
 obligations                              983,790         56,520             -          1,040,310           983,790
Foreign                                   199,720         16,840             -            216,560           199,720
Asset backed                            1,343,224         17,467         1,675          1,359,016         1,343,224
-------------------------------- ----------------- -------------- --------------- ---------------- -----------------
Total Bonds                        $   16,816,795    $   703,473    $   19,865      $  17,500,403    $   16,816,795
================================ ================= ============== =============== ================ =================

The comparative data as of December 31, 2000 is as follows:

                                                                                                            Book/
                                                       Gross          Gross                               Adjusted
                                        Amortized    Unrealized     Unrealized                             Carrying
                                          Cost         Gains          Losses        Fair Value             Value
-------------------------------- ----------------- -------------- --------------- ---------------- -----------------
Bonds:
U.S. Corporate                     $    7,720,543    $   270,330    $  141,536      $   7,849,337    $    7,720,543
U.S. Treasury securities and
 obligations of U.S.
 government agencies                    4,924,306        124,936             -          5,049,242         4,924,306
Foreign                                   199,655          3,803            -             203,458           199,655
-------------------------------- ----------------- -------------- --------------- ---------------- -----------------
Total Bonds                        $   12,844,504    $   399,069    $  141,536      $  13,102,037    $   12,844,504
================================ ================= ============== =============== ================ =================


The amortized cost and fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                              Book/Adjusted            Fair Value
                                                                              Carrying Value

---------------------------------------------------------------------- ----------------------- ---------------------
Due in one year or less                                                  $           999,215     $       1,028,440
Due after one year through five years                                              8,087,541             8,494,104
Due after five years through ten years                                             6,386,815             6,618,843
Asset backed                                                                       1,343,224             1,359,016
---------------------------------------------------------------------- ----------------------- ---------------------
Total Bonds                                                              $        16,816,795     $      17,500,403
====================================================================== ======================= =====================

Bonds not due at a single maturity date have been included in the above table in the year of final maturity.
                                    F-II-11

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
3.  Investments, (continued)

Mortgage Loans

The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rate for mortgage loans during 2001 is 6.9%. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The Company has not included taxes, assessments or other amounts advanced in mortgage loans at December 31, 2001 and 2000.

At December 31, 2001 and 2000, the Company does not have any impaired mortgage loans or interest income on impaired mortgage loans. Interest income on impaired mortgage loans is generally recognized on a cash basis.

Fair Value of Financial Instruments

The statement value and estimated fair value of financial instruments at December 31 are as follows:

                                                               2001                                 2000
                                              -------------------------------------------------------------------------
                                                Book/Adjusted                        Book/Adjusted
                                                  Carrying                             Carrying
                                                    Value           Fair Value           Value           Fair Value

-----------------------------------------------------------------------------------------------------------------------
 Financial Assets:
 Bonds                                         $   16,816,795     $   17,500,403   $    12,844,504     $   13,102,037
 Mortgage loans on real estate                        829,666            835,992           741,200            771,944
 Short-term investments                                     -                  -         4,092,002          4,092,002
 Loans on insurance policies                          112,406             89,646            81,008             61,024
 Cash and cash equivalents                          4,568,621          4,568,621           612,454            612,454
 Accrued investment income                            290,980            290,980           256,754            256,754
 Assets related to Separate accounts                  546,956            546,956                 -                  -

 Financial Liabilities:

 Liabilities related to separate accounts             546,956            546,956                 -                  -
-----------------------------------------------------------------------------------------------------------------------

4.  Information Concerning Parent, Subsidiaries and Affiliates

ALIC provides technical, financial and legal support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2001 and 2000 was $1,173,405 and $1,252,701,
respectively. The Company also leases office space, furniture and equipment from ALIC. The cost of these leases to the Company for the years ended December 31, 2001 and 2000 was $78,142 and $69,021, respectively.

Under the terms of an investment advisory agreement, the Company paid $47,615 and $43,203 for the years ended December 31, 2001 and 2000, respectively, to Ameritas Investment Advisors Inc., a wholly owned subsidiary of ALIC.

The Company has a yearly renewable term reinsurance agreement with ALIC. Under this agreement, ALIC assumes life insurance risk in excess of the Company's $100,000 retention limit. The Company paid $253,908 and $265,199 of reinsurance premiums, net of first year allowances, for the years ended December 31, 2001 and 2000, respectively.
                                    F-II-12

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
4.  Information Concerning Parent, Subsidiaries and Affiliates, (continued)

The Company participates in strategic planning for the affiliated companies. Under an agreement with AHC, the Company received $301,031 and $69,857 for the years ended December 31, 2001 and 2000 related to these services.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp. (AIC), an affiliated company. Policies placed by this affiliate generated commission expense of $65,001 for the year ended December 31, 2001. Additionally, the Company paid $475,200 for the year ended December 31, 2001 to AIC for services related to the distribution, sales and training for the variable life and annuity products. The Company did not sell any variable life or annuity products during 2000.

Ameritas Variable Life Insurance Company (AVLIC) has a variable insurance trust
(VIT). During 2001, the Company began to offer, in conjunction with ALIC and AVLIC, the VIT as an investment option to policyowners through their Separate Accounts. The Company had separate account investments of $338,715 as of December 31, 2001, the first year the VIT was available to its policyowners. Affiliates of the Company provide investment advisory and administrative services to the VIT on a fee basis.

The Company reported the following amounts due from (to) the below listed affiliates. The terms of the intercompany agreements require that these amounts be settled within 30 days.

                                                                                          Receivable (Payable)
------------------------------------------------------------------------------------- ------------------------------
Ameritas Holding Company                                                                    $      17,140
Ameritas Life Insurance Corp.                                                                    (322,347)
Ameritas Variable Life Insurance Company                                                           (5,456)
Ameritas Investment Corp.                                                                         (39,600)
------------------------------------------------------------------------------------- ------------------------------

5. Benefit Plans

In past years, the Company was included in a multiple employer non-contributory defined-benefit pension plan (pension plan) and a defined contribution plan that covered substantially all full-time employees of ALIC and its subsidiaries. During 2000, the pension plan was closed to new participants, and all existing participants were given two options for future participation.

The first option was to continue participation in the pension plan and defined contribution plan. Pension plan costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 2001 and 2000 were $21,218 and $27,344, respectively.

The second option for pension plan participants was to elect to end participation in the pension plan, fully vest in their accumulated pension benefits, and receive Company contributions to their defined contribution plan accounts on a quarterly basis.

During 2000, the pension plan and defined contribution plan each merged with the respective pension plan and defined contribution plan of an affiliated company, and both are now sponsored by AHC. While the pension plans were merged, ALIC and its subsidiaries will continue to have a different benefit formula.
                                    F-II-13

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
5. Benefit Plans, (continued)

Company matching contributions under the defined contribution plan range from 0.5% to 3% of the participant's compensation in 2001 and 2000. In addition, for those employees who elected to terminate their participation in the pension plan, and for new full time employees subsequent to the closing of the pension plan, the Company makes a contribution of 6.0% of the participant's compensation. Total Company contributions for the years ended December 31, 2001 and 2000 were $14,815 and $7,167, respectively.

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of ALIC and its subsidiaries. For employees eligible to retire on or before January 1, 2000, these benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. For employees eligible for retirement after January 1, 2000, benefits will be provided up to the date when the associate becomes eligible for Medicare. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 2001 and 2000 were $4,253 and $4,118, respectively.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in ALIC and its subsidiaries.

6.  Dividend Restrictions

The Company is subject to regulation by the Insurance Department of the State of New York. Insurance department regulations restrict the advance of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval.

7.  Commitments and Contingencies

From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

8. Gain or Loss to the Reporting Entity from Uninsured Accident and Health Plans and the Uninsured Portion of Partially Insured Plans

ASO Plans

The gain from operations from administrative services only (ASO) uninsured plans is as follows for the year ended December 31:

                                                                                                     2001

------------------------------------------------------------------------------------------- ------------------------
Net reimbursement for administrative expenses (including administrative fees) in excess
 of actual expenses                                                                          $      119,162
Total net other income (expenses) (including interest paid to or received from ASO
 uninsured plans)                                                                                   (72,434)
------------------------------------------------------------------------------------------- ------------------------
Net gain from operations                                                                     $       46,728
=========================================================================================== ========================

Total claim payment volume                                                                   $    1,163,211
=========================================================================================== ========================

                                    F-II-14

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
8. Gain or Loss to the Reporting Entity from Uninsured Accident and Health Plans and the Uninsured Portion of Partially Insured Plans, (continued)

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans is as follows for the year ended December 31:

                                                                                                     2001
------------------------------------------------------------------------------------------- ------------------------
Gross reimbursement for dental cost incurred                                                 $      307,063
Gross expenses incurred (claims and administrative)                                                 195,841
------------------------------------------------------------------------------------------- ------------------------
Net gain from operations                                                                     $      111,222
=========================================================================================== ========================

9.  Direct Premiums Written

The Company has one third party administrator, HealthPlan Services, Inc., for which direct premiums written exceed 5% of total surplus. This administrator writes group accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting, premium collection, and binding authority. The total amount of direct premiums written is $2,930,000 and $3,186,000 for the year ended December 31, 2001 and 2000, respectively. The Company has no other third party administrators or any managing general agents during these periods.

10.  Other Items

Securities with an amortized cost of $446,855 and $444,397 at December 31, 2001 and 2000, respectively, were on deposit with the Insurance Department of the State of New York.

11.  Reinsurance

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

Following is a summary of the transactions through reinsurance operations:

For the year ended December 31:                                                            2001             2000
----------------------------------------------------------------------------------------------------------------------
Premiums
  Assumed                                                                              $   741,774      $   582,267
  Ceded (related party of $341,137 and $399,164 in 2001 and 2000, respectively)            579,135          625,291
----------------------------------------------------------------------------------------------------------------------
Claims
  Assumed                                                                                  767,159          583,647
  Ceded (related party of $0 and $160,000 in 2001 and 2000, respectively)                  375,320          326,765
----------------------------------------------------------------------------------------------------------------------
At December 31:
Reserves
  Assumed                                                                                  114,872           86,495
  Ceded (related party of $122,722 and $171,125 in 2001 and 2000,
    respectively)                                                                          146,604          195,973
----------------------------------------------------------------------------------------------------------------------

The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations ceded under the reinsurance agreement.
                                    F-II-15

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
11.  Reinsurance, (continued)

The Company does not own in excess of 10%, or control, either directly or indirectly through a representative, officer, trustee or director of the Company, any reinsurance companies designated as non-affiliated at December 31, 2001.

The Company has not issued any policies that are reinsured with a company chartered outside the United States that is owned in excess of 10% or controlled, either directly or indirectly, by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business at December 31, 2001.

The Company does not have any reinsurance agreements in effect at December 31, 2001 under which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premium or other similar credits.

The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued at December 31, 2001 results in a payment to a reinsurer for an amount that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceeds the total direct premium collected under the reinsured policies.

The Company has not recorded a reduction in surplus (for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than for nonpayment of premium or other similar credits) for termination of any reinsurance agreements, by either party, during 2001.

The Company has not executed any new agreements during 2001, or amended any existing agreements since January 1, 2001, to include policies or contracts that were in force or which had existing reserves established by the Company as of the effective date of the agreement or amendment.

12.  Changes in Reserve for Unpaid Claims and Claim Adjustment Expenses

The following is a rollforward of reserves for unpaid claims and claim adjustment expenses at December 31:

                                                                                 2001                   2000
------------------------------------------------------------------------- ------------------- -- --------------------
Balance at January 1                                                       $       1,267,324      $        1,222,434
Less reinsurance recoveries                                                          (61,647)                (72,988)
------------------------------------------------------------------------- ------------------- -- --------------------
Net balance at January 1                                                           1,205,677               1,149,446
Incurred related to:
    Current year                                                                   6,643,269               6,474,229
    Prior year                                                                      (479,297)               (396,088)
------------------------------------------------------------------------- ------------------- -- --------------------
        Total incurred                                                             6,163,972               6,078,141
Paid related to:
    Current year                                                                   5,456,401               5,268,552
    Prior year                                                                       726,380                 753,358
------------------------------------------------------------------------- ------------------- -- --------------------
        Total paid                                                                 6,182,781               6,021,910
Net balance at December 31                                                         1,186,868               1,205,677
Plus reinsurance recoveries                                                           90,990                  61,647
------------------------------------------------------------------------- ------------------- -- --------------------

Balance at December 31                                                             1,277,858               1,267,324
Life reserves                                                                              -                  88,708
------------------------------------------------------------------------- ------------------- -- --------------------
Total reserve for unpaid claims                                            $       1,277,858      $        1,356,032
========================================================================= =================== == ====================

                                    F-II-16

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
12. Changes in Reserve for Unpaid Claims and Claim Adjustment Expenses, (continued)

Reserves for unpaid claims and loss adjustment expenses attributable to insured events of prior years have been adjusted as the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding claim experience. No additional premiums or return premiums have been accrued as a result of the prior year effects.

13.  Policy Reserves

The Company issues low load universal, variable universal, traditional term and variable annuity business. The Company waives deduction of deferred factional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not provided in excess of the legally computed reserves.

Additional premiums are charged for substandard lives. Reserves for substandard universal or variable universal life policies are included in the policy reserve. Reserves for substandard non-interest sensitive policies equal one-half the gross extra premium.

The Company had $94,685,000 and $128,000,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Insurance Department of the State of New York as of December 31, 2001 and 2000, respectively. Reserves to cover the above insurance totaled $155,786 and $237,728 at December 31, 2001 and 2000, respectively.

14.  Analysis of Annuity Reserves by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves at December 31, 2001 are as follows. The Company did not write any annuity policies during 2000.

                                                                                    December 31, 2001
                                                                       -------------------- -- ---------------------
                                                                             Amount                 % of Total
------------------------------------------------------------------- -- -------------------- -- ---------------------
Subject to discretionary withdrawal:
  With market value adjustment                                          $         460,179                       17%
  At book value without adjustment
    (minimal or no charge)                                                      2,359,839                       83%
  Not subject to discretionary withdrawal                                             185                        0%
------------------------------------------------------------------- -- -------------------- -- ---------------------
Total gross and net                                                     $       2,820,203                      100%
=================================================================== == ==================== == =====================

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the Insurance Department of the State of New York, and is provided to reconcile annuity reserves to amounts reported in the statements of admitted assets, liabilities and surplus as of December 31:

                                                                                                     2001
---------------------------------------------------------------------------- -------------- ------------------------
Life and Accident and Health Annual Statement:
Exhibit 8, Annuities Section, Total (net)                                                       $     2,360,024
Separate Accounts Annual Statement:
Exhibit 6, Line 0299999, Column 2                                                                       460,179
---------------------------------------------------------------------------- -------------- ------------------------
Total                                                                                           $     2,820,203
============================================================================ ============== ========================

                                    F-II-17

FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
15.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations included in premiums receivable as of December 31 are as follows:

                                                        2001                                   2000
                                        ----------------------------------------------------------------------------
                 Type                          Gross          Net of Loading         Gross          Net of Loading
--------------------------------------- --------------------- ---------------- ------------------- -----------------
Ordinary new business                       $       9,563      $       17,460      $     6,536         $     3,939
Ordinary renewal                                   54,570              80,086           61,738              82,221
--------------------------------------- --------------------- ---------------- ------------------- -----------------
Totals                                      $      64,133      $       97,546      $    68,274         $    86,160
======================================= ===================== ================ =================== =================

16.  Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company is as follows:

------------------------------------------------------------------------------------- ------------------------------
For the year ended December 31, 2001:
    Premiums, considerations or deposits                                                    $       2,021,257
------------------------------------------------------------------------------------- ------------------------------

At December 31, 2001:
Reserves by valuation basis
    Market value                                                                            $         508,406
===================================================================================== ==============================

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal:
    At book value without market value adjustment and with current surrender
    charge  <5%                                                                             $         508,406
===================================================================================== ==============================

Transfers as reported in the summary of operations of the Separate Accounts Annual Statement:
    Transfers to separate accounts                                                          $       2,021,257
    Transfers from separate accounts                                                               (1,537,257)
------------------------------------------------------------------------------------- ------------------------------
    Net transfers                                                                           $         484,000
===================================================================================== ==============================


------------------------------------------------------------------------------------- ------------------------------
Reconciliation of net transfers to/from separate accounts at December 31, 2001:
Transfers as reported in the summary of operations of the Separate Accounts
Annual Statement:

    Transfers to separate accounts                                                          $       2,021,257
    Transfers from separate accounts                                                               (1,537,257)
------------------------------------------------------------------------------------- ------------------------------
    Net transfers to/from separate accounts                                                           484,000
------------------------------------------------------------------------------------- ------------------------------
Reconciling adjustments - mortality risk charge                                                        (7,041)
------------------------------------------------------------------------------------- ------------------------------
Transfers as reported in the statutory statements of operations
  of the Company                                                                            $         476,959
===================================================================================== ==============================

                             F-II-18

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Registrant makes the following representation pursuant to the National Securities Markets Improvements Act of 1996:

First Ameritas Life Insurance Corp. of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                              RULE 484 UNDERTAKING

First Ameritas's By-laws provide as follows:

"Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate then is or was a director, officer or employee of the Company, or then serves or has served any other corporation in any capacity at the request of the Company, shall be indemnified by the Company against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York. The provisions of this article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this article."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and wil be governed by the final adjudication of such issue.

                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

The facing sheet.
The prospectus consisting of 58 pages. The undertaking to file reports. The undertaking pursuant to Rule 484. Representations pursuant to Rule 6e-3(T). The signatures.

Written consents of the following:
(a) Donald R. Stading
(c) Independent Auditors
The Following Exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.

     (1) Resolution of the Board of Directors of First Ameritas Authorizing Establishment of the Account. 1
     (2)  Not applicable.
     (3)  (a) Principal Underwriting Agreement. 1
          (b) Proposed Form of Selling Agreement.  1
          (c) Commission Schedule. 2
     (4)  Not Applicable.
     (5)  (a) Proposed Form of Policy. 1
          (b) Proposed Form of Policy Riders.  1
     (6) (a) Articles of Incorporation of First Ameritas Life Insurance Corp. of New York. 1
          (b) Bylaws of First Ameritas Life Insurance Corp. of New York.  1
     (7)  Not applicable.
     (8)  Proposed Form of Participation Agreement. 1
     (9)  Not Applicable.
     (10) Application for Policy. 2
     (11) Code of Ethics.  1
2.  (a)(b) Opinion and Consent of Donald R. Stading.
3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) or Part I.
4.  Not applicable.
5.  Not applicable.
6.  Consent of Deloitte & Touche LLP.
7.  Form of Notice of Withdrawal Right and Refund pursuant to Rule 6e-3(T)(b)
    (13)(viii) under the Investment Company Act of 1940.  1
8.  Powers of Attorney.  1

Footnotes to Exhibits List:
1 Incorporated by reference to the Registration Statement for First Ameritas Variable Life Separate Account File No. 333-39110 filed on June 12, 2000.
2 Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement for First Ameritas Variable Life Separate Account File No. 333-39110 filed on October 12, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Ameritas Variable Life Insurance Separate Account, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to Registration Statement Number 333-39110 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 17th day of April, 2002.

                      FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT, Registrant FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK, Depositor

                                                 By:   Kenneth C. Louis*
                                                    ----------------------------
                                                       Chairman of the Board

As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons on April 17, 2001 in the capacities and on the duties indicated.

       SIGNATURE                                            TITLE
       ---------                                            -----

Kenneth C. Louis*                       Director, Chairman of the Board

Mitchell F. Politzer*           Director, President and  Chief Executive Officer

David C. Moore*                        Director, Executive Vice President

Robert C. Barth*                                   Controller
                                         (Principal Accounting Officer)

William W. Lester*                                 Treasurer
                                          (Principal Financial Officer)

/S/ Donald R. Stading            Vice President, Secretary, and General Counsel
---------------------
     Donald R. Stading

Lawrence J. Arth*                                         Director
John P. Carsten *                                         Director
Phyllis J. Carsten-Boyle*                                 Director
Robert J. Lanik *                                         Director
JoAnn M. Martin*                                          Director
David J. Meyers *                                         Director
Tonn Ostergard *                                          Director
James E. Rembolt *                                        Director
Edmund G. Sullivan *                                      Director


* Signed by Donald R. Stading under Powers of Attorney executed effective as of June 6, 2000.

                                  Exhibit Index

Exhibit

2. (a)(b)   Opinion and Consent of Donald R. Stading
6.          Consent of Deloitte & Touche LLP